                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06292
                 ----------------------------------------------

                              UBS Investment Trust
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.

               [UBS GLOBAL ASSET MANAGEMENT LOGO GRAPHIC OMITTED]

                            UBS U.S. ALLOCATION FUND

                            ANNUAL REPORT

                            AUGUST 31, 2004

UBS U.S. ALLOCATION FUND

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UBS U.S. ALLOCATION FUND

INVESTMENT GOAL:
Total return consisting of long-term capital appreciation and current income.

PORTFOLIO MANAGER:
Team, UBS Global Asset
Management (US) Inc.

COMMENCEMENT:
Class A-May 10, 1993
Class B-January 30, 1996
Class C-July 22, 1992
Class Y-May 10, 1993

DIVIDEND PAYMENTS:
Annually, if any.
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October 15, 2004

Dear Shareholder,

We present you with the annual report for UBS U.S. Allocation Fund (formerly UBS
Tactical Allocation Fund), for the fiscal year ended August 31, 2004.

Performance

Over the 12 months ended August 31, 2004, UBS U.S. Allocation Fund's (the
"Fund") Class A shares returned 13.19% (6.96% after the deduction of the maximum sales charge). Over the same timeframe, the Class Fund's benchmark returned
12.75%.

During the review period, the benchmark index changed given changes to the
Fund's investment strategy. We believed the former benchmark-the S&P 500
Index-was no longer an adequate measure against which to track performance. Over the review period, the S&P 500 Index returned 11.46%. (For returns over various time periods, please refer to "Performance at a Glance" on page 6). Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

An Interview with Portfolio Manager Brian Singer
Q. DURING THE FISCAL YEAR, THERE WERE SEVERAL SIGNIFICANT CHANGES TO THE FUND.
   WHILE THESE WERE EXPLAINED IN THE FUND'S SEMIANNUAL REPORT, CAN YOU PROVIDE
   A SUMMARY OF THE CHANGES?

A. At UBS Global Asset Management, we continually review our investment capabilities and processes as we strive to provide our clients with competitive risk-adjusted returns throughout market cycles. We recognize that markets and the factors influencing them are constantly changing, and that it is necessary to respond to these changes.

   To this end, our Investment Management and Research team conducted a careful review of the Fund, and determined that it was in the best interests of our shareholders to modify its investment strategy. As a result of this work, and with the approval of the Fund's Board of Trustees, we made modifications to

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                                                                             1

UBS U.S. ALLOCATION FUND

   the portfolio's investment strategy, which went into effect on February 15,
   2004. These modifications have resulted in more active management of the
   Fund's asset allocation process, as well as of specific asset classes in the Fund. The Tactical Allocation Model, which had been the driving force behind the Fund, is no longer a factor in its management.

   Further to these changes, a team of portfolio managers, as opposed to an individual, now oversees the Fund, which is more in line with UBS Global
   Asset Management's team approach to investment management.

Q. HOW DO YOU THINK THESE CHANGES WILL BENEFIT THE FUND'S SHAREHOLDERS?

A. We believe shareholders now have the potential to fully benefit from the institutional asset allocation and active, bottom-up securities selection capabilities that define our firm. UBS Global Asset Management's investment philosophy and institutional track record have been built on the disciplined application of the price to intrinsic value approach to determining valuations and return expectations of asset classes, regions, sectors and securities. By following this time-tested investment philosophy, we have been able to provide our institutional clients with attractive risk-adjusted returns for over 22 years.

   In fact, in the time since modifications were made to the Fund's investment strategy, we have already seen the Fund's shareholders benefit. From
   February 15, 2004 through September 30, 2004 (the most recent month-end as of the writing of this letter), the Fund's Class A shares returned 0.50% on a cumulative basis. This compares with a decline, over the same period, of
   1.82% for the S&P 500 Index, which the Fund had closely tracked prior to the time when investment strategy modifications were made.

Q. WHY DID THE FUND'S BENCHMARK CHANGE?

A. The Fund's benchmark is now constructed as follows: 65% Russell 3000 Index
   (representing all capitalization stocks), 30% Lehman Brothers US Aggregate
   Bond Index (representing US investment grade fixed income securities), and
   5% Merrill Lynch High Yield Cash Pay Index (representing US high yield securities). We believe this index better represents the asset classes in which the Fund invests, and, as a result, consider it a more accurate benchmark against which to track the Fund's performance.

Q. GIVEN THE MODIFICATIONS TO THE FUND'S INVESTMENT STRATEGY, HOW WAS ITS
   PORTFOLIO ADJUSTED DURING THE FISCAL YEAR?

A. On February 15, 2004, the Fund maintained a 100% allocation to equities. In accordance with the change in strategy and our views on the asset classes

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

   in which the Fund invests, the portfolio strategy was rebalanced as follows: 65% stocks, 30% investment grade bonds and 5% high yield bonds. We subsequently made several adjustments to the portfolio's allocation as the period progressed. At the end of the fiscal year, the Fund's portfolio increased its allocation to stocks to 71.0%, and held 26.3% in investment grade bonds and 2.0% in high yield bonds.* The Fund's overweight position in stocks versus the benchmark was due to the fact that equities were trading below our estimate of their fair value. Conversely, both investment grade and high yield bonds appeared overvalued.

Q. WERE THERE ANY ADDITIONAL MODIFICATIONS TO THE FUND AS THE REPORTING PERIOD
   PROGRESSED?

A. Within investment grade fixed income, we maintained a defensive duration posture before gradually raising duration to a neutral position versus the
   Lehman Brothers US Aggregate Bond Index. Sector overweights included collateralized mortgage-backed securities and asset-backed securities, and underweights included US Treasuries and agencies. Toward the end of the reporting period, we lowered the Fund's duration relative to its benchmark, due to our belief that yields had moved significantly below our fair value estimate.

   In terms of the Fund's stock positioning, we utilized our bottom-up investment process that calls for investing in companies that meet our intrinsic value criteria. That said, sector overweights-which are a result of our stock selection process-included bank financials, utilities and pharmaceuticals. Conversely, the Fund had underweight positions in tech hardware and energy.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY, AND HOW DO YOU ANTICIPATE STRUCTURING
   THE PORTFOLIO GOING FORWARD?

A. At this point, we expect that the Fed will continue to raise interest rates in the months to come. As of this writing, the futures market has priced in a fed funds rate of 2.5% by the end of June 2005, an increase of 0.75% from the current level. We are generally concerned about rising interest rates in the US, especially for intermediate-term maturities. Equities are still attractive in our view, both on an absolute basis and relative to fixed-income securities. We believe

*  As a percentage of net assets as of August 31, 2004.

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                                                                             3

UBS U.S. ALLOCATION FUND

   that the US economy will continue to perform well, and US companies'
   earnings will justify equity prices higher than where they are today.
   Through our disciplined investment approach, we will continue to seek to identify compelling opportunities that we believe have the potential to generate superior risk-adjusted returns over the long term.

We thank you for your continued support, and welcome any comments or questions you may have. For more information on UBS U.S. Allocation Fund or any UBS fund,** please contact your financial advisor, or visit us at www.ubs.com.

Sincerely,

/s/ Joseph A. Varnas

Joseph A. Varnas
President
UBS U.S. Allocation Fund
Managing Director
UBS Global Asset Management (US) Inc.

/s/ Brian Singer

Brian Singer
Portfolio Manager
UBS U.S. Allocation Fund
Managing Director
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended August 31, 2004, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

**Mutual funds are sold by prospectus only. The Fund's prospectus contains more complete information regarding investment objectives, risks, charges and expenses, and should be read carefully before investing.

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UBS U.S. ALLOCATION FUND

Performance At A Glance (unaudited)
Comparison of the change in value of a $10,000 investment in UBS U.S.
Allocation Fund (Class C) and UBS Tactical Allocation Fund Index and S&P 500
Index from August 31, 1994 through August 31, 2004.

UBS U.S. ALLOCATION FUND VS S&P 500 INDEX AND UBS TACTICAL ALLOCATION FUND INDEX

         UBS US ALLOCATION FUND C      S&P 500 INDEX RETURN        US ALLOCATION FUND INDEX
         ----------------------------------------------------------------------------------

  Aug-94            $10,000                          $10,000                    $10,000
  Sep-94            $9,734             -2.44%         $9,756        -2.45%      $9,755
  Oct-94            $9,945              2.25%         $9,975        2.25%       $9,975
  Nov-94            $9,560             -3.64%         $9,611        -3.64%      $9,611
  Dec-94            $9,632              1.48%         $9,754        1.48%       $9,754
  Jan-95            $9,845              2.59%        $10,007        2.59%       $10,007
  Feb-95            $10,176             3.90%        $10,397        3.90%       $10,397
  Mar-95            $10,459             2.95%        $10,704        2.95%       $10,704
  Apr-95            $10,743             2.94%        $11,019        2.94%       $11,019
  May-95            $11,145             4.00%        $11,459        4.00%       $11,459
  Jun-95            $11,377             2.32%        $11,726        2.32%       $11,726
  Jul-95            $11,741             3.32%        $12,114        3.32%       $12,114
  Aug-95            $11,757             0.25%        $12,145        0.25%       $12,145
  Sep-95            $12,241             4.22%        $12,657        4.22%       $12,657
  Oct-95            $12,178            -0.36%        $12,612        -0.36%      $12,612
  Nov-95            $12,701             4.39%        $13,166        4.39%       $13,166
  Dec-95            $12,917             1.93%        $13,419        1.93%       $13,419
  Jan-96            $13,325             3.40%        $13,876        3.40%       $13,876
  Feb-96            $13,418             0.93%        $14,005        0.93%       $14,005
  Mar-96            $13,529             0.96%        $14,140        0.96%       $14,140
  Apr-96            $13,707             1.47%        $14,348        1.47%       $14,348
  May-96            $14,038             2.58%        $14,718        2.58%       $14,718
  Jun-96            $14,072             0.38%        $14,774        0.38%       $14,774
  Jul-96            $13,427            -4.42%        $14,121        -4.42%      $14,121
  Aug-96            $13,698             2.11%        $14,419        2.11%       $14,419
  Sep-96            $14,446             5.63%        $15,231        5.63%       $15,231
  Oct-96            $14,829             2.76%        $15,651        2.76%       $15,651
  Nov-96            $15,925             7.56%        $16,834        7.56%       $16,834
  Dec-96            $15,586            -1.98%        $16,500        -1.98%      $16,500
  Jan-97            $16,533             6.25%        $17,531        6.25%       $17,531
  Feb-97            $16,627             0.78%        $17,669        0.78%       $17,669
  Mar-97            $15,919            -4.11%        $16,943        -4.11%      $16,943
  Apr-97            $16,857             5.97%        $17,954        5.97%       $17,954
  May-97            $17,856             6.09%        $19,047        6.09%       $19,047
  Jun-97            $18,633             4.48%        $19,901        4.48%       $19,901
  Jul-97            $20,092             7.96%        $21,484        7.96%       $21,484
  Aug-97            $18,932            -5.60%        $20,281        -5.60%      $20,281
  Sep-97            $19,939             5.48%        $21,391        5.48%       $21,391
  Oct-97            $19,239            -3.34%        $20,677        -3.34%      $20,677
  Nov-97            $20,101             4.63%        $21,634        4.63%       $21,634
  Dec-97            $20,418             1.72%        $22,005        1.72%       $22,005
  Jan-98            $20,624             1.11%        $22,249        1.11%       $22,249
  Feb-98            $22,077             7.21%        $23,853        7.21%       $23,853
  Mar-98            $23,178             5.12%        $25,075        5.12%       $25,075
  Apr-98            $23,315             1.01%        $25,327        1.01%       $25,327
  May-98            $23,006            -1.72%        $24,892        -1.72%      $24,892
  Jun-98            $23,891             4.06%        $25,903        4.06%       $25,903
  Jul-98            $23,608            -1.07%        $25,627        -1.07%      $25,627
  Aug-98            $20,160            -14.46%       $21,922       -14.46%      $21,922
  Sep-98            $21,424             6.41%        $23,326        6.41%       $23,326
  Oct-98            $23,135             8.13%        $25,224        8.13%       $25,224
  Nov-98            $24,510             6.06%        $26,752        6.06%       $26,752
  Dec-98            $25,885             5.76%        $28,294        5.76%       $28,294
  Jan-99            $26,921             4.18%        $29,477        4.18%       $29,477
  Feb-99            $26,043            -3.11%        $28,561        -3.11%      $28,561
  Mar-99            $27,053             4.00%        $29,704        4.00%       $29,703
  Apr-99            $28,071             3.87%        $30,854        3.87%       $30,854
  May-99            $27,369            -2.36%        $30,125        -2.36%      $30,125
  Jun-99            $28,843             5.55%        $31,797        5.55%       $31,797
  Jul-99            $27,913            -3.12%        $30,804        -3.12%      $30,804
  Aug-99            $27,737            -0.49%        $30,652        -0.49%      $30,652
  Sep-99            $26,939            -2.74%        $29,812        -2.74%      $29,812
  Oct-99            $28,606             6.33%        $31,698        6.33%       $31,698
  Nov-99            $29,150             2.03%        $32,343        2.03%       $32,343
  Dec-99            $30,447             5.89%        $34,248        5.89%       $34,248
  Jan-00            $29,596            -5.02%        $32,527        -5.02%      $32,527
  Feb-00            $29,354            -1.89%        $31,912        -1.89%      $31,912
  Mar-00            $30,806             9.78%        $35,034        9.78%       $35,034
  Apr-00            $30,367            -3.01%        $33,980        -3.01%      $33,980
  May-00            $30,089            -2.05%        $33,283        -2.05%      $33,283
  Jun-00            $30,474             2.47%        $34,103        2.47%       $34,103
  Jul-00            $30,089            -1.56%        $33,570        -1.56%      $33,570
  Aug-00            $31,496             6.21%        $35,655        6.21%       $35,655
  Sep-00            $30,725            -5.28%        $33,773        -5.28%      $33,773
  Oct-00            $30,689            -0.42%        $33,630        -0.42%      $33,630
  Nov-00            $29,533            -7.88%        $30,979        -7.88%      $30,979
  Dec-00            $29,554             0.49%        $31,130        0.49%       $31,130
  Jan-01            $30,590             3.55%        $32,235        3.55%       $32,235
  Feb-01            $27,759            -9.12%        $29,296        -9.12%      $29,296
  Mar-01            $25,964            -6.34%        $27,440        -6.34%      $27,440
  Apr-01            $27,948             7.77%        $29,572        7.77%       $29,572
  May-01            $28,098             0.67%        $29,771        0.67%       $29,771
  Jun-01            $27,380            -2.43%        $29,046        -2.43%      $29,046
  Jul-01            $27,071            -0.98%        $28,760        -0.98%      $28,760
  Aug-01            $25,346            -6.26%        $26,960        -6.26%      $26,960
  Sep-01            $23,262            -8.08%        $24,783        -8.08%      $24,783
  Oct-01            $23,671             1.91%        $25,255        1.91%       $25,255
  Nov-01            $25,456             7.67%        $27,192        7.67%       $27,192
  Dec-01            $25,643             0.88%        $27,431        0.88%       $27,431
  Jan-02            $25,242            -1.46%        $27,030        -1.46%      $27,030
  Feb-02            $24,721            -1.93%        $26,509        -1.93%      $26,509
  Mar-02            $25,613             3.76%        $27,506        3.76%       $27,506
  Apr-02            $24,019            -6.06%        $25,838        -6.06%      $25,838
  May-02            $23,809            -0.74%        $25,648        -0.74%      $25,648
  Jun-02            $22,084            -7.12%        $23,821        -7.12%      $23,821
  Jul-02            $20,320            -7.79%        $21,965        -7.79%      $21,965
  Aug-02            $20,430             0.66%        $22,109        0.66%       $22,109
  Sep-02            $18,185            -10.87%       $19,706       -10.87%      $19,706
  Oct-02            $19,759             8.80%        $21,441        8.80%       $21,441
  Nov-02            $20,891             5.89%        $22,703        5.89%       $22,703
  Dec-02            $19,628            -5.87%        $21,369        -5.87%      $21,369
  Jan-03            $19,087            -2.62%        $20,809        -2.62%      $20,809
  Feb-03            $18,776            -1.50%        $20,497        -1.50%      $20,497
  Mar-03            $18,937             0.97%        $20,696        0.97%       $20,696
  Apr-03            $20,460             8.24%        $22,401        8.24%       $22,401
  May-03            $21,513             5.27%        $23,581        5.27%       $23,581
  Jun-03            $21,764             1.28%        $23,882        1.28%       $23,882
  Jul-03            $22,114             1.76%        $24,303        1.76%       $24,303
  Aug-03            $22,515             1.95%        $24,777        1.95%       $24,777
  Sep-03            $22,245            -1.06%        $24,514        -1.06%      $24,514
  Oct-03            $23,468             5.66%        $25,900        5.66%       $25,900
  Nov-03            $23,638             0.88%        $26,128        0.88%       $26,128
  Dec-03            $24,835             5.24%        $27,498        5.24%       $27,498
  Jan-04            $25,256             1.84%        $28,003        1.84%       $28,003
  Feb-04            $25,567             1.39%        $28,392        1.39%       $28,392
  Mar-04            $25,366            -1.51%        $27,964        -0.51%      $28,247
  Apr-04            $25,005            -1.57%        $27,525        -2.16%      $27,637
  May-04            $25,065             1.37%        $27,903        0.74%       $27,843
  Jun-04            $25,487             1.94%        $28,445        1.53%       $28,270
  Jul-04            $24,895            -3.31%        $27,504        -2.09%      $27,678
  Aug-04            $25,296             0.40%        $27,615        0.93%       $27,936

The graph depicts the performance of UBS U.S. Allocation Fund Class C shares versus the UBS Tactical Allocation Fund Index and S&P 500 Index over the 10 years ended August 31, 2004. The performance of the other share classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. It is important to note that the Fund is a professionally managed portfolio, while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

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                                                                             5

UBS U.S. ALLOCATION FUND

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 8/31/04

                                                                                                              SINCE
                                                             6 MONTHS     1 YEAR     5 YEARS    10 YEARS   INCEPTION(o)
------------------------------------------------------------------------------------------------------------------------

Before Deducting Maximum Sales
  Charge                                 Class A*              -0.69%     13.19%       -1.09%     10.55%     10.16%
------------------------------------------------------------------------------------------------------------------------
                                         Class B**             -1.07      12.34        -1.84       N/A        8.11
------------------------------------------------------------------------------------------------------------------------
                                         Class C***            -1.06      12.35        -1.83       9.73       9.43
------------------------------------------------------------------------------------------------------------------------
                                         Class Y****           -0.49      13.58        -0.77      10.88      10.49
------------------------------------------------------------------------------------------------------------------------
After Deducting Maximum Sales
  Charge                                 Class A*              -6.14       6.96        -2.21       9.93       9.62
------------------------------------------------------------------------------------------------------------------------
                                         Class B**             -6.01       7.34        -2.19       N/A        8.11
------------------------------------------------------------------------------------------------------------------------
                                         Class C***            -2.05      11.35        -1.83       9.73       9.43
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                  -2.74      11.46        -2.07      10.69      10.61
------------------------------------------------------------------------------------------------------------------------
UBS Tactical Allocation Fund Index****                         -1.61      12.75        -1.84      10.82      10.45
------------------------------------------------------------------------------------------------------------------------
Lipper Flexible Portfolio Funds Median                         -2.37       8.84         1.12       8.38       8.50
------------------------------------------------------------------------------------------------------------------------

        For most recent quarter-end performance, please refer to the "Average
        Annual Total Return" table on page 7.

   (o)  Since inception returns are calculated as of the commencement of issuance on May 10, 1993 for Class A and Y shares, January 30, 1996 for
        Class B shares and July 22, 1992 for Class C shares. The since inception return for the S&P 500 Index is shown as of July 22, 1992, which is the inception date of the oldest share class (Class C).The since inception return for UBS Tactical Allocation Fund Index is shown as of July 31,
        1992, which is the inception month end of the oldest share class (Class
        C). The since inception return for the Lipper median is shown as of July
        23, 1992, which is the closest available date to the inception of the oldest share class (Class C).

   *    Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

   **   Maximum contingent deferred sales charge for Class B shares is 5%
        imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

   ***  Maximum contingent deferred sales charge for Class C shares is 1%
        imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

   **** The Fund offers Class Y shares to a limited group of eligible investors.
        Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

        The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment.

   ****  An unmanaged index compiled by the Advisor, constructed as follows:
         65% Russell 3000 Index, 30% Lehman U.S. Aggregate Bond Index, 5%
         Merrill Lynch High Yield Cash Pay Index.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PERFORMANCE AT A GLANCE (UNAUDITED)
AVERAGE ANNUAL TOTAL RETURNS(1)

                                          % RETURN WITHOUT DEDUCTING               % RETURN AFTER DEDUCTING
                                             MAXIMUM SALES CHARGE                    MAXIMUM SALES CHARGE
                                    ---------------------------------------  ------------------------------------
                                                     CLASS                                  CLASS
                                    ---------------------------------------  ------------------------------------
                                         A*           B**           C***         A*          B**          C***
-----------------------------------------------------------------------------------------------------------------

Twelve Months Ended 09/30/04           15.95%       15.08%         15.07%        9.59%      10.08%       14.07%
-----------------------------------------------------------------------------------------------------------------
Five Years Ended 09/30/04              -0.27        -1.03          -1.02        -1.39       -1.38        -1.02
-----------------------------------------------------------------------------------------------------------------
Ten Years Ended 09/30/04               10.98         N/A           10.15        10.35        N/A         10.15
-----------------------------------------------------------------------------------------------------------------
Commencement of Operations Through
  09/30/04(+)                          10.21         8.18           9.47         9.67        8.18         9.47
-----------------------------------------------------------------------------------------------------------------

(1)  Figures assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

**   Maximum contingent deferred sales charge for Class B shares if 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

***  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+    Commencement of issuance for each class of shares is as follows: May 10,
     1993, January 30, 1996 and July 22, 1992 for Class A, Class B and Class C
     shares, respectively.

     Note: The Fund offers Class Y shares to a limited group of eligible investors. For the year ended August 31, 2004 and since inception, May 10,
     1993 through August 31, 2004, Class Y shares had a total return of 13.58%
     and 10.49%, respectively. For the one year, five year and 10-year periods ended September 30, 2004 and since inception, May 10, 1993 through
     September 30, 2004, Class Y shares have an average annual total return of
     16.35%, 0.05%, 11.31% and 10.53%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
                                                                             7

UBS U.S. ALLOCATION FUND

EXPENSE EXAMPLE

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable); including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and
other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting March 1, 2004 and ending August 31, 2004.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of
5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the
Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

EXPENSE EXAMPLE

Please note that the expenses shown in the table are meant to highlight your ongoing cost only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line for each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING            ENDING         EXPENSES PAID
                                              ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                              MARCH 1, 2004     AUGUST 31, 2004     3/1/04-8/31/04
---------------------------------------------------------------------------------------------------

Class A   Actual                              $1,000.00             $993.10            $4.56
          -----------------------------------------------------------------------------------------
          Hypothetical (5% annual
          return before expenses)              1,000.00            1,020.56             4.62
          -----------------------------------------------------------------------------------------
Class B   Actual                               1,000.00              989.30             8.35
          -----------------------------------------------------------------------------------------
          Hypothetical (5% annual
          return before expenses)              1,000.00            1,016.74             8.47
          -----------------------------------------------------------------------------------------
Class C   Actual                               1,000.00              989.40             8.20
          -----------------------------------------------------------------------------------------
          Hypothetical (5% annual
          return before expenses)              1,000.00            1,016.89             8.31
          -----------------------------------------------------------------------------------------
Class Y   Actual                               1,000.00              995.10             2.81
          -----------------------------------------------------------------------------------------
          Hypothetical (5% annual
          return before expenses)              1,000.00            1,022.32             2.85
---------------------------------------------------------------------------------------------------

*    Expenses are equal to the Fund's annualized expense ratio: Class A: 0.91%,
     Class B: 1.67%, Class C: 1.64%, Class Y: 0.56%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
                                                                             9

UBS U.S. ALLOCATION FUND

PORTFOLIO STATISTICS

CHARACTERISTICS                                            8/31/04                                                2/29/04
----------------------------------------------------------------------------------------------------------------------------

Net Assets (bln)                                           $  1.3                                                 $  1.6
----------------------------------------------------------------------------------------------------------------------------
Number of Securities                                          509                                                    386
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO COMPOSITION*
Stocks                                                       71.0%                                                  62.9%
----------------------------------------------------------------------------------------------------------------------------
Bonds                                                        28.3                                                   33.0
----------------------------------------------------------------------------------------------------------------------------
Cash Equivalents and Other Assets Less Liabilities            0.7                                                    4.1
----------------------------------------------------------------------------------------------------------------------------
Total                                                       100.0%                                                 100.0%
----------------------------------------------------------------------------------------------------------------------------

TOP FIVE EQUITY SECTORS*                                   8/31/04                                                2/29/04
----------------------------------------------------------------------------------------------------------------------------
Financials                                                   17.3%                                                  15.2%
----------------------------------------------------------------------------------------------------------------------------
Health Care                                                  13.6                                                   12.0
----------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary                                       10.0                                                    8.6
----------------------------------------------------------------------------------------------------------------------------
Industrials                                                   9.9                                                    9.3
----------------------------------------------------------------------------------------------------------------------------
Information Technology                                        5.5                                                    4.4
----------------------------------------------------------------------------------------------------------------------------
Total                                                        56.3%                                                  49.5%
----------------------------------------------------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS*                                   8/31/04                                                2/29/04

Citigroup                                                     3.0%              Citigroup                            2.5%
----------------------------------------------------------------------------------------------------------------------------
Nextel Communications                                         2.4               Nextel Communications                2.4
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo                                                   2.3               Wells Fargo                          2.0
----------------------------------------------------------------------------------------------------------------------------
Microsoft                                                     2.0               Allergan                             1.7
----------------------------------------------------------------------------------------------------------------------------
UnitedHealth Group                                            1.9               Microsoft                            1.7
----------------------------------------------------------------------------------------------------------------------------
Allergan                                                      1.8               Burlington Northern Santa Fe         1.6
----------------------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe                                  1.8               UnitedHealth Group                   1.6
----------------------------------------------------------------------------------------------------------------------------
Exxon Mobil                                                   1.8               J.P. Morgan Chase                    1.5
----------------------------------------------------------------------------------------------------------------------------
Johnson & Johnson                                             1.8               Wyeth Pharmaceuticals                1.5
----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                              1.8               Johnson & Johnson                    1.5
----------------------------------------------------------------------------------------------------------------------------
Total                                                        20.6%                                                  18.0%
----------------------------------------------------------------------------------------------------------------------------

FIXED INCOME SECTOR ALLOCATION*                            8/31/04                                                2/29/04
----------------------------------------------------------------------------------------------------------------------------
U.S. Government & Agency Obligations                         13.8%                                                  19.0%
----------------------------------------------------------------------------------------------------------------------------
Corporate Bonds                                               7.3                                                   10.8
----------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations                           5.3                                                    2.7
----------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                                       1.6                                                    0.3
----------------------------------------------------------------------------------------------------------------------------
International Obligations                                     0.3                                                    0.2
----------------------------------------------------------------------------------------------------------------------------
Total                                                        28.3%                                                  33.0%
----------------------------------------------------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS*                 8/31/04                                                            2/29/04
----------------------------------------------------------------------------------------------------------------------------

GNMA II Certificates, 6.000% due 02/20/34         1.0%    U.S. Treasury Notes, 1.875% due 11/30/05                  5.4%
----------------------------------------------------------------------------------------------------------------------------
FNMA Certificates, 5.500% due 11/01/17            0.9     U.S. Treasury Notes, 3.125% due 09/15/08                  3.2
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 5.375% due 02/15/31          0.9     U.S. Treasury Bonds, 6.250% due 05/15/30                  2.3
----------------------------------------------------------------------------------------------------------------------------
FNMA REMIC, 6.000% due 01/25/32                   0.8     FNMA Certificates, 6.500% due 08/01/29 to 11/01/30        1.9
----------------------------------------------------------------------------------------------------------------------------
FNMA Certificates, 6.500% due 08/01/29            0.8     FNMA Certificates, 5.500% due 09/01/17 to 11/01/17        1.5
----------------------------------------------------------------------------------------------------------------------------
FNMA REMIC, 4.053% due 01/25/43                   0.7     U.S. Treasury Notes, 4.250% due 08/15/13                  1.3
----------------------------------------------------------------------------------------------------------------------------
FHLMC Certificates, 5.000% due 01/30/14           0.7     FNMA Certificates, 2.625% due 01/19/07                    0.7
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.250% due 05/15/30          0.7     FNMA REMIC, 6.000% due 01/25/32                           0.7
----------------------------------------------------------------------------------------------------------------------------
FNMA Certificates, 5.500% due 09/01/17            0.7     GNMA REMIC, 5.500% due 09/20/29                           0.7
----------------------------------------------------------------------------------------------------------------------------
FNMA Certificates, 2.625% due 01/19/07            0.6     FNMA REMIC, 4.310% due 01/25/43                           0.7
----------------------------------------------------------------------------------------------------------------------------
Total                                             7.8%                                                             18.4%
----------------------------------------------------------------------------------------------------------------------------

*     Weightings represent percentages of net assets.

--------------------------------------------------------------------------------

        UBS U.S. Allocation Fund

        Portfolio of Investments - August 31, 2004
Common Stocks - 70.98%

                                         NUMBER OF
SECURITY DESCRIPTION                       SHARES              VALUE
-----------------------------------------------------------------------

AEROSPACE & DEFENSE - 2.64%
Boeing Co.(1)                              239,600          $12,511,912
-----------------------------------------------------------------------
Esterline Technologies Corp.*               57,400            1,821,302
-----------------------------------------------------------------------
Lockheed Martin Corp.(1)                   169,800            9,131,844
-----------------------------------------------------------------------
Northrop Grumman Corp.(1)                  190,500            9,839,325
-----------------------------------------------------------------------
Triumph Group, Inc. *                       20,400              656,880
-----------------------------------------------------------------------
                                                             33,961,263
-----------------------------------------------------------------------
AIRLINES - 0.23%
Delta Air Lines, Inc.(1)*                  297,000            1,199,880
-----------------------------------------------------------------------
Mesa Air Group, Inc.(1)*                   110,000              704,550
-----------------------------------------------------------------------
Pinnacle Airlines Corp.*                   112,000            1,094,352
-----------------------------------------------------------------------
                                                              2,998,782
-----------------------------------------------------------------------
AUTO COMPONENTS - 0.80%
American Axle & Manufacturing
   Holdings, Inc.                           32,900            1,114,981
-----------------------------------------------------------------------
Johnson Controls, Inc.                     163,100            9,182,530
-----------------------------------------------------------------------
                                                             10,297,511
-----------------------------------------------------------------------
BANKS - 5.26%
Accredited Home Lenders
   Holding Co.(1)*                          44,400            1,765,788
-----------------------------------------------------------------------
Boston Private Financial
   Holdings, Inc.                           40,800              993,888
-----------------------------------------------------------------------
Colonial BancGroup, Inc.                    80,300            1,620,454
-----------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                  34,100            1,534,159
-----------------------------------------------------------------------
First BanCorp.                              27,000            1,240,920
-----------------------------------------------------------------------
Mellon Financial Corp.                     630,900           18,207,774
-----------------------------------------------------------------------
Ocwen Financial
   Corp.(1)*                               111,200            1,007,472
-----------------------------------------------------------------------
PNC Financial Services Group               187,000           10,036,290
-----------------------------------------------------------------------
South Financial Group, Inc.                 35,600            1,012,464
-----------------------------------------------------------------------
Trustmark Corp.                             40,000            1,199,200
-----------------------------------------------------------------------
Wells Fargo & Co.                          496,500           29,169,375
-----------------------------------------------------------------------
                                                             67,787,784
-----------------------------------------------------------------------
BIOTECHNOLOGY - 1.10%
Digene Corp.(1)*                            14,000              350,700
-----------------------------------------------------------------------
Genzyme Corp.(1)*                          245,400           13,251,600
-----------------------------------------------------------------------
Seattle Genetics, Inc.*                     93,800              597,506
-----------------------------------------------------------------------
                                                             14,199,806
-----------------------------------------------------------------------
BUILDING PRODUCTS - 1.72%
Apogee Enterprises, Inc.                    42,800              482,356
-----------------------------------------------------------------------
Masco Corp.(1)                             675,900           21,716,667
-----------------------------------------------------------------------
                                                             22,199,023
-----------------------------------------------------------------------

                                         NUMBER OF
SECURITY DESCRIPTION                       SHARES              VALUE
-----------------------------------------------------------------------

CHEMICALS - 0.49%
Eastman Chemical Co.                       119,400           $5,555,682
-----------------------------------------------------------------------
Lubrizol Corp.                              21,800              777,170
-----------------------------------------------------------------------
                                                              6,332,852
-----------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.90%
Equifax, Inc.(1)                           174,100            4,248,040
-----------------------------------------------------------------------
John H. Harland Co.                         18,700              549,593
-----------------------------------------------------------------------
McGrath Rentcorp.                           56,900            1,951,101
-----------------------------------------------------------------------
Mobile Mini, Inc.(1)*                       60,600            1,651,350
-----------------------------------------------------------------------
MoneyGram International, Inc.              189,700            3,167,990
-----------------------------------------------------------------------
                                                             11,568,074
-----------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.25%
Black Box Corp.                             13,100              474,744
-----------------------------------------------------------------------
Harris Corp.                                41,800            2,013,088
-----------------------------------------------------------------------
Tekelec(1)*                                 41,800              763,686
-----------------------------------------------------------------------
                                                              3,251,518
-----------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 0.40%
Hewlett-Packard Co.                        261,500            4,678,235
-----------------------------------------------------------------------
Quantum Corp.*                             182,500              428,875
-----------------------------------------------------------------------
                                                              5,107,110
-----------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.89%
Martin Marietta Materials,  Inc.           256,236           11,528,058
-----------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 8.37%
Apollo Investment Corp.*                    70,500              989,115
-----------------------------------------------------------------------
Citigroup, Inc.                            820,186           38,204,264
-----------------------------------------------------------------------
Federal Home Loan Mortgage Corp.           339,500           22,787,240
-----------------------------------------------------------------------
IndyMac Bancorp, Inc.                       30,500            1,052,250
-----------------------------------------------------------------------
J.P. Morgan Chase & Co.                    538,400           21,309,872
-----------------------------------------------------------------------
Jackson Hewitt Tax Service, Inc.            60,000            1,161,000
-----------------------------------------------------------------------
Morgan Stanley                             437,850           22,212,130
-----------------------------------------------------------------------
                                                            107,715,871
-----------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
   SERVICES - 0.59%
SBC Communications, Inc.                   296,900            7,657,051
-----------------------------------------------------------------------
Electric Utilities - 4.09%
ALLETE, Inc.                                48,500            1,312,410
-----------------------------------------------------------------------
American Electric Power Co., Inc.          251,600            8,234,868
-----------------------------------------------------------------------
CMS Energy Corp.(1)*                       322,400            3,095,040
-----------------------------------------------------------------------
Dominion Resources, Inc.(1)                 83,700            5,431,293
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           11

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004
COMMON STOCKS

                                     NUMBER OF
SECURITY DESCRIPTION                   SHARES                 VALUE
-----------------------------------------------------------------------

ELECTRIC UTILITIES - (CONCLUDED)
Exelon Corp.                          485,900              $17,905,415
-----------------------------------------------------------------------
FirstEnergy Corp.                     338,791               13,632,950
-----------------------------------------------------------------------
Pepco Holdings, Inc.                  146,000                3,013,440
-----------------------------------------------------------------------
                                                            52,625,416

ELECTRICAL EQUIPMENT - 0.03%
Ultralife Batteries, Inc.*             26,100                  382,365
-----------------------------------------------------------------------
Electronic Equipment &
   Instruments - 1.10%
Methode Electronics, Inc.              63,100                  831,658
-----------------------------------------------------------------------
Mettler-Toledo
   International, Inc.(1)*            211,600                9,742,064
-----------------------------------------------------------------------
Newport Corp.*                         47,400                  592,500
-----------------------------------------------------------------------
Park Electrochemical Corp.             66,700                1,477,405
-----------------------------------------------------------------------
Regal-Beloit Corp.(1)                  67,500                1,489,050
-----------------------------------------------------------------------
                                                            14,132,677
-----------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 0.26%
Oceaneering
   International, Inc.*                50,800                1,626,616
-----------------------------------------------------------------------
Offshore Logistics, Inc.*              56,300                1,677,740
-----------------------------------------------------------------------
                                                             3,304,356
-----------------------------------------------------------------------
FOOD & DRUG RETAILING - 1.05%
Albertson's, Inc.(1)                  416,700               10,242,486
-----------------------------------------------------------------------
Kroger Co.*                           195,700                3,234,921
-----------------------------------------------------------------------
                                                            13,477,407
-----------------------------------------------------------------------
FOOD PRODUCTS - 0.07%
Hain Celestial Group, Inc.*            52,500                  921,375
-----------------------------------------------------------------------
GAS UTILITIES - 0.67%
Sempra Energy(1)                      238,700                8,629,005
-----------------------------------------------------------------------
HEALTH CARE EQUIPMENT &
   SUPPLIES - 1.64%
Candela Corp.*                        103,900                1,036,922
-----------------------------------------------------------------------
Guidant Corp.(1)                      103,500                6,189,300
-----------------------------------------------------------------------
Haemonetics Corp.*                     40,300                1,274,286
-----------------------------------------------------------------------
ICU Medical, Inc.(1)*                  28,000                  733,320
-----------------------------------------------------------------------
Medtronic, Inc.                       193,000                9,601,750
-----------------------------------------------------------------------
Mentor Corp.                           29,400                1,034,292
-----------------------------------------------------------------------
Ocular Sciences, Inc.*                 23,400                1,020,240
-----------------------------------------------------------------------
Theragenics Corp.*                     50,400                  189,000
-----------------------------------------------------------------------
                                                            21,079,110
-----------------------------------------------------------------------
HEALTH CARE PROVIDERS &
   SERVICES - 3.26%
Anthem, Inc.(1)*                      100,800                8,188,992
-----------------------------------------------------------------------
LifePoint Hospitals, Inc.*             23,500                  678,915
-----------------------------------------------------------------------
Molina Healthcare, Inc.*               24,000                  796,800
-----------------------------------------------------------------------
Quest Diagnostics, Inc.(1)             61,500                5,264,400
-----------------------------------------------------------------------

                                      NUMBER OF
SECURITY DESCRIPTION                    SHARES                 VALUE
-----------------------------------------------------------------------

HEALTH CARE PROVIDERS &
   SERVICES - (CONCLUDED)
RehabCare Group,
   Inc.(1)*                            26,400                 $606,936
-----------------------------------------------------------------------
Renal Care Group, Inc.*                68,550                2,170,978
-----------------------------------------------------------------------
UnitedHealth Group, Inc.              367,500               24,302,775
-----------------------------------------------------------------------
                                                            42,009,796
-----------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.12%
Bally Total Fitness Holding
   Corp.(1)*                           63,700                  250,341
-----------------------------------------------------------------------
CBRL Group, Inc.(1)                    41,800                1,332,584
-----------------------------------------------------------------------
                                                             1,582,925
-----------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.39%
Department 56, Inc.*                   95,000                1,475,350
-----------------------------------------------------------------------
Furniture Brands
   International, Inc.                 49,400                1,136,200
-----------------------------------------------------------------------
Ryland Group, Inc.(1)                  14,700                1,295,805
-----------------------------------------------------------------------
Snap-On, Inc.                          33,400                1,061,118
-----------------------------------------------------------------------
                                                             4,968,473
-----------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.03%
Kimberly Clark Corp.                  198,300               13,226,610
-----------------------------------------------------------------------
INSURANCE - 3.29%
AFLAC, Inc.                           189,900                7,614,990
-----------------------------------------------------------------------
American International
   Group, Inc.                        192,000               13,678,080
-----------------------------------------------------------------------
AmerUs Group Co.                       38,200                1,522,652
-----------------------------------------------------------------------
Hartford Financial Services
   Group, Inc.(1)                     136,000                8,317,760
-----------------------------------------------------------------------
Selective Insurance
   Group, Inc.(1)                      26,700                  921,951
-----------------------------------------------------------------------
Willis Group Holdings Ltd.            295,200               10,323,144
-----------------------------------------------------------------------
                                                            42,378,577
-----------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.05%
Tumbleweed Communications
   Corp.*                             312,800                  656,880
-----------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.06%
BearingPoint, Inc.(1)*                 35,500                  286,485

Computer Task Group,
    Inc.*                             159,400                  518,050
-----------------------------------------------------------------------
                                                               804,535
-----------------------------------------------------------------------
MACHINERY - 2.40%
Gardner Denver, Inc.*                  36,400                1,009,372
-----------------------------------------------------------------------
Illinois Tool Works, Inc.(1)          235,700               21,517,053
-----------------------------------------------------------------------
Ingersoll Rand Co.,
   Class A                            122,400                7,957,224
-----------------------------------------------------------------------
Nordson Corp.                          10,900                  371,202
-----------------------------------------------------------------------
                                                            30,854,851
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004
COMMON STOCKS

                             NUMBER OF
SECURITY DESCRIPTION           SHARES                VALUE
-----------------------------------------------------------

MEDIA - 5.44%
Dex Media, Inc.(1)*           197,100            $3,823,740
-----------------------------------------------------------
Gannett Co., Inc.              73,200             6,200,040
-----------------------------------------------------------
Interpublic Group Cos.,
   Inc.(1)*                   552,200             5,825,710
-----------------------------------------------------------
Omnicom Group, Inc.(1)        212,600            14,629,006
-----------------------------------------------------------
Radio One, Inc.,
   Class D(1)*                 74,900             1,168,440
-----------------------------------------------------------
Saga Communications,
   Inc., Class A*              62,500             1,121,875
-----------------------------------------------------------
Time Warner, Inc.*            925,900            15,138,465
-----------------------------------------------------------
Viacom, Inc., Class B         642,000            21,385,020
-----------------------------------------------------------
Westwood One, Inc.*            33,200               745,008
-----------------------------------------------------------
                                                 70,037,304
-----------------------------------------------------------
METALS & MINING - 0.00%
Quanex Corp.                      200                 9,216
-----------------------------------------------------------
MULTI-LINE RETAIL - 2.09%
Costco Wholesale Corp.(1)     439,800            18,106,566
-----------------------------------------------------------
Kohl's Corp.(1)*              177,100             8,762,908
-----------------------------------------------------------
                                                 26,869,474
-----------------------------------------------------------
OIL & GAS - 2.99%
Cimarex Energy Co.*            31,100               930,823
-----------------------------------------------------------
ConocoPhillips, Inc.           73,760             5,489,957
-----------------------------------------------------------
Equitable Resources, Inc.      31,300             1,641,059
-----------------------------------------------------------
Exxon Mobil Corp.             498,200            22,967,020
-----------------------------------------------------------
Kerr-McGee Corp.(1)            66,650             3,517,787
-----------------------------------------------------------
Marathon Oil Corp.            110,000             3,989,700
-----------------------------------------------------------
                                                 38,536,346
-----------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.11%
MeadWestvaco Corp.             45,450             1,370,318
-----------------------------------------------------------
PERSONAL PRODUCTS - 0.09%
Nu Skin Enterprises, Inc.(1)   45,400             1,172,228
-----------------------------------------------------------
PHARMACEUTICALS - 7.55%
Advancis Pharmaceutical
   Corp.*                      32,900               260,272
-----------------------------------------------------------
Alkermes, Inc.*                49,100               521,933
-----------------------------------------------------------
Allergan, Inc.(1)             318,400            23,768,560
-----------------------------------------------------------
Bristol-Myers Squibb
   Co.(1)                     316,400             7,508,172
-----------------------------------------------------------
Cephalon, Inc.(1)*            158,200             7,436,982
-----------------------------------------------------------
Johnson & Johnson             394,964            22,947,408
-----------------------------------------------------------
K-V Pharmaceutical Co.,
   Class A*                    30,200               480,784
-----------------------------------------------------------

                              NUMBER OF
SECURITY DESCRIPTION            SHARES             VALUE
-----------------------------------------------------------

PHARMACEUTICALS - (CONCLUDED)
Ligand Pharmaceuticals, Inc.*  45,400              $446,282
-----------------------------------------------------------
Mylan Laboratories,
   Inc.(1)                    746,150            12,997,933
-----------------------------------------------------------
Trimeris, Inc.(1)*             29,200               351,568
-----------------------------------------------------------
Vicuron Pharmaceuticals,
   Inc.(1)*                    22,900               342,126
-----------------------------------------------------------
Wyeth Pharmaceuticals         552,400            20,201,268
-----------------------------------------------------------
                                                 97,263,288
 -----------------------------------------------------------
REAL ESTATE - 0.35%
Government Properties
   Trust, Inc.                 33,300               312,687
-----------------------------------------------------------
Innkeepers USA Trust           36,100               416,594
-----------------------------------------------------------
Kilroy Realty Corp.            32,200             1,218,770
-----------------------------------------------------------
Parkway Properties, Inc.       24,900             1,176,525
-----------------------------------------------------------
Thornburg Mortgage,
   Inc.(1)                     49,800             1,449,180
-----------------------------------------------------------
                                                  4,573,756
-----------------------------------------------------------
ROAD & RAIL - 2.01%
Burlington Northern Santa
   Fe, Inc.                   648,900            23,230,620
-----------------------------------------------------------
Genesee & Wyoming Inc.,
   Class A*                    22,550               504,669
-----------------------------------------------------------
Werner Enterprises, Inc.       50,300               891,316
-----------------------------------------------------------
Yellow Roadway Corp.*          29,500             1,210,680
-----------------------------------------------------------
                                                 25,837,285
-----------------------------------------------------------
SEMICONDUCTOR EQUIPMENT &
   PRODUCTS - 0.10%
DuPont Photomasks,
   Inc.(1)*                    63,000               984,060
-----------------------------------------------------------
Integrated Silicon
   Solution, Inc.*             45,500               358,995
-----------------------------------------------------------
                                                  1,343,055
-----------------------------------------------------------
SOFTWARE - 3.53%
Mentor Graphics
   Corp.(1)*                   83,800               916,772
-----------------------------------------------------------
Microsoft Corp.               954,600            26,060,580
-----------------------------------------------------------
MSC.Software Corp.(1)*        142,400             1,038,096
-----------------------------------------------------------
Oracle Corp.*               1,070,200            10,669,894
-----------------------------------------------------------
Reynolds & Reynolds Co.,
   Class A                     37,500               919,125
-----------------------------------------------------------
VERITAS Software Co.*         348,700             5,830,264
-----------------------------------------------------------
                                                 45,434,731
-----------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           13

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004
COMMON STOCKS - (CONCLUDED)

                                  NUMBER OF
SECURITY DESCRIPTION                SHARES        VALUE
---------------------------------------------------------

SPECIALTY RETAIL - 1.12%
Advance Auto Parts, Inc.*           84,100     $3,116,746
---------------------------------------------------------
Linens 'n Things, Inc.(1)*          39,000        978,120
---------------------------------------------------------
Movado Group, Inc.                  63,856        916,334
---------------------------------------------------------
Party City Corp.*                   96,400      1,303,328
---------------------------------------------------------
Rent-A-Center, Inc.*                40,000      1,204,000
---------------------------------------------------------
School Specialty, Inc.*             16,000        567,200
---------------------------------------------------------
Sharper Image Corp.(1)*             40,800        732,360
---------------------------------------------------------
TJX Cos., Inc.(1)                  264,300      5,592,588
---------------------------------------------------------
                                               14,410,676
---------------------------------------------------------

                                NUMBER OF
SECURITY DESCRIPTION              SHARES         VALUE
---------------------------------------------------------

TEXTILES & APPAREL - 0.05%
Kellwood Co.                        17,200       $627,800
---------------------------------------------------------
WIRELESS TELECOMMUNICATION
   SERVICES - 2.40%
Nextel Communications,
   Inc., Class A(1)*             1,330,100     30,845,019
---------------------------------------------------------
Total Common Stocks
   (cost-$906,573,332)                        913,969,557
---------------------------------------------------------

 PRINCIPAL
  AMOUNT                              MATURITY      INTEREST
   (000)                                DATES         RATES       VALUE
-------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 3.22%
-------------------------------------------------------------------------
   $2,965  U.S. Treasury Bonds       05/15/17         8.750%   $4,180,419
-------------------------------------------------------------------------
    5,360  U.S. Treasury Bonds(1)    08/15/23         6.250     6,226,187
-------------------------------------------------------------------------
    2,320  U.S. Treasury Bonds       08/15/25         6.875     2,894,563
-------------------------------------------------------------------------
    7,535  U.S. Treasury Bonds(1)    05/15/30         6.250     8,884,827
-------------------------------------------------------------------------
   10,470  U.S. Treasury Bonds(1)    02/15/31         5.375    11,147,283
-------------------------------------------------------------------------
    1,340  U.S. Treasury Notes       05/31/06         2.500     1,344,607
-------------------------------------------------------------------------
    3,420  U.S. Treasury Notes(1)    02/15/09         3.000     3,391,946
-------------------------------------------------------------------------
    3,470  U.S. Treasury Notes       02/15/14         4.000     3,439,637
-------------------------------------------------------------------------
Total U.S. Government Obligations (cost-$40,019,660)           41,509,469
-------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 1.62%
-------------------------------------------------------------------------
       20  GNMA                      04/15/26         7.000        21,209
-------------------------------------------------------------------------
       29  GNMA                      10/15/28         6.500        30,374
-------------------------------------------------------------------------
    7,178  GNMA                      07/15/29         6.000     7,483,049
-------------------------------------------------------------------------
       69  GNMA                      04/15/31         6.500        73,242
-------------------------------------------------------------------------
       13  GNMA II                   11/20/28         6.000        13,895
-------------------------------------------------------------------------
       29  GNMA II                   02/20/29         6.000        29,659
-------------------------------------------------------------------------
   12,755  GNMA II                   02/20/34         6.000    13,248,357
-------------------------------------------------------------------------
Total Government National Mortgage Association
  Certificates (cost-$20,954,288)                              20,899,785
-------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 2.29%
-------------------------------------------------------------------------
    4,550  FHLMC(1)                  12/15/06         2.875     4,564,301
-------------------------------------------------------------------------
       11  FHLMC                     11/01/07         5.000        11,488
-------------------------------------------------------------------------
    5,000  FHLMC                     01/12/09         3.875     5,013,450
-------------------------------------------------------------------------
    3,315  FHLMC                     07/15/12         5.125     3,484,672
-------------------------------------------------------------------------
    8,910  FHLMC                     01/30/14         5.000     8,941,951
-------------------------------------------------------------------------
       32  FHLMC                     09/01/17         5.500        33,020
-------------------------------------------------------------------------
       58  FHLMC                     12/01/17         6.000        60,738
-------------------------------------------------------------------------
       61  FHLMC                     01/01/18         5.500        62,967
-------------------------------------------------------------------------
       50  FHLMC                     04/01/18         5.500        52,215
-------------------------------------------------------------------------
       90  FHLMC                     12/01/18         5.500        92,996
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004

 PRINCIPAL
  AMOUNT            MATURITY   INTEREST
   (000)              DATES      RATES          VALUE
-------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES -
(CONCLUDED)
-------------------------------------------------------
   $3,024  FHLMC   08/01/28      6.500%      $3,192,573
-------------------------------------------------------
       42  FHLMC   02/01/29      6.500           44,081
-------------------------------------------------------
       41  FHLMC   04/01/29      6.500           43,042
-------------------------------------------------------
       16  FHLMC   10/01/29      6.000           16,594
-------------------------------------------------------
       12  FHLMC   03/01/32      6.000           12,399
-------------------------------------------------------
       83  FHLMC   11/01/32      6.500           87,962
-------------------------------------------------------
      111  FHLMC   10/01/33      6.000          114,843
-------------------------------------------------------
    3,556  FHLMC   02/01/34      6.000        3,682,211
-------------------------------------------------------
Total Federal Home Loan Mortgage
Corporation Certificates
(cost-$29,375,747)                           29,511,503
-------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 6.64%
-------------------------------------------------------
    7,760  FNMA    01/19/07      2.625        7,716,769
-------------------------------------------------------
    2,550  FNMA    02/01/11      6.250        2,816,755
-------------------------------------------------------
    3,977  FNMA    02/01/14      6.000        4,185,908
-------------------------------------------------------
      122  FNMA    03/01/17      6.500          130,087
-------------------------------------------------------
       25  FNMA    07/01/17      6.000           26,680
-------------------------------------------------------
    8,254  FNMA    09/01/17      5.500        8,563,387
-------------------------------------------------------
   11,533  FNMA    11/01/17      5.500       11,965,344
-------------------------------------------------------
       27  FNMA    12/01/17      5.500           27,633
-------------------------------------------------------
      210  FNMA    01/01/18      5.500          217,608
-------------------------------------------------------
    5,571  FNMA    02/01/19      5.000        5,688,276
-------------------------------------------------------
        7  FNMA    06/01/23      6.000            7,193
-------------------------------------------------------
       26  FNMA    03/01/29      6.000           27,452
-------------------------------------------------------
       71  FNMA    04/01/29      6.500           74,816
-------------------------------------------------------
    9,425  FNMA    08/01/29      6.500        9,933,979
-------------------------------------------------------
       29  FNMA    05/01/30      6.500           30,646
-------------------------------------------------------
    5,166  FNMA    07/01/30      6.500        5,445,365
-------------------------------------------------------
    6,408  FNMA    11/01/30      6.500        6,759,358
-------------------------------------------------------
       24  FNMA    05/01/31      7.500           25,838
-------------------------------------------------------
       31  FNMA    11/01/31      6.500           32,725
-------------------------------------------------------
    4,069  FNMA    08/01/32      7.000        4,346,318
-------------------------------------------------------
       38  FNMA    11/01/32      7.000           40,942
-------------------------------------------------------
       61  FNMA    02/01/33      7.500           65,684
-------------------------------------------------------
       65  FNMA    05/01/33      7.000           69,525
-------------------------------------------------------
       28  FNMA    06/01/33      6.000           29,503
-------------------------------------------------------
      224  FNMA    10/01/33      6.000          232,122
-------------------------------------------------------
    4,890  FNMA    01/01/34      6.000        5,072,285
-------------------------------------------------------
    4,408  FNMA    01/01/34      7.000        4,708,671
-------------------------------------------------------
    3,045  FNMA    02/01/34      6.000        3,158,521
-------------------------------------------------------
    4,060  FNMA    03/01/34      5.000        4,041,468
-------------------------------------------------------
Total Federal National Mortgage
Association Certificates (cost-$85,510,297)  85,440,858
-------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           15

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004

 PRINCIPAL
  AMOUNT                                                  MATURITY    INTEREST
   (000)                                                    DATES       RATES          VALUE
------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 5.36%
------------------------------------------------------------------------------------------------
     $96   FHLMC REMIC, Series 2148, Class ZA            04/15/29       6.000%           $99,587
------------------------------------------------------------------------------------------------
      70   FHLMC REMIC, Series 2426, Class GH            08/15/30       6.000             71,819
------------------------------------------------------------------------------------------------
   2,208   FHLMC REMIC, Series 2430, Class UC            09/15/16       6.000          2,298,622
------------------------------------------------------------------------------------------------
      90   FHLMC REMIC, Series 2532, Class PD            06/15/26       5.500             93,938
------------------------------------------------------------------------------------------------
   5,326   FHLMC REMIC, Series T-42, Class A5            02/25/42       7.500          5,780,392
------------------------------------------------------------------------------------------------
  10,000   FNMA REMIC, Series 2002-53, Class PD          01/25/32       6.000         10,485,231
------------------------------------------------------------------------------------------------
   8,763   FNMA REMIC, Series 2004-W1, Class 3A          01/25/43       4.053(+/+)     9,158,489
------------------------------------------------------------------------------------------------
   5,150   Asset Securitization Corp.,
            Series 1995-MD4, Class A3                    08/13/29       7.384          5,721,458
------------------------------------------------------------------------------------------------
      80   Citibank Omni-S Master Trust,
            Series 2001-1, Class A                       02/15/10       1.780(+/+)        79,974
------------------------------------------------------------------------------------------------
     755   Commercial Mortgage Pass-Through
            Certificates, Series 2001-FL5A, Class E**    11/15/13       3.100(+/+)       754,925
------------------------------------------------------------------------------------------------
     880   Commercial Mortgage Pass-Through
            Certificates, Series 2001-FL5A, Class F**    11/15/13       2.243(+/+)       880,206
------------------------------------------------------------------------------------------------
   1,459   First Union Lehman-Brothers Commercial
            Mortgage, Series 1997-C2, Class A3           11/18/29       6.650          1,577,594
------------------------------------------------------------------------------------------------
      26   Greenwich Capital Commercial Funding
            Corp., Series 2003-FL1, Class A**            07/05/18       1.845(+/+)        26,096
------------------------------------------------------------------------------------------------
       0   GS Mortgage Securities Corp. II,
            Series 1996-PL, Class A2                     02/15/27       7.410                 71
------------------------------------------------------------------------------------------------
   1,182   GSMPS Mortgage Loan Trust,
            Series 2001-2, Class A**                     06/19/32       7.500          1,274,073
------------------------------------------------------------------------------------------------
   1,300   Host Marriott Pool Trust,
            Series 1999-HMTA, Class C**                  08/03/15       7.730          1,486,997
------------------------------------------------------------------------------------------------
     800   Host Marriott Pool Trust,
            Series 1999-HMTA, Class D**                  08/03/15       7.970            910,236
------------------------------------------------------------------------------------------------
     800   Host Marriott Pool Trust,
            Series 1999-HMTA, Class E**                  8/3/2015       8.070            895,789
------------------------------------------------------------------------------------------------
       2   Impac Secured Assets Common Owner Trust,
            Series 2001-3, Class A2                      04/25/31       7.250              2,386
------------------------------------------------------------------------------------------------
   6,250   JP Morgan Commercial Mortgage Finance
            Corp., Series 1998-C6, Class A3              01/15/30       6.613          6,790,254
------------------------------------------------------------------------------------------------
      61   JP Morgan Commercial Mortgage Finance
            Corp., Series 1999-C8, Class A1              07/15/31       7.325             63,961
------------------------------------------------------------------------------------------------
      58   LB Commercial Conduit Mortgage Trust,
            Series 1999-C1, Class A1                     06/15/31       6.410             60,522
------------------------------------------------------------------------------------------------
   1,267   MLCC Mortgage Investors, Inc.,
            Series 2003-D, Class XA1(2)                  08/25/28       1.000(+/+)        19,652
------------------------------------------------------------------------------------------------
   2,000   MorganStanley Capital I,
            Series 1997-ALIC, Class D                    12/15/07       7.230          2,174,772
------------------------------------------------------------------------------------------------
      19   MorganStanley Dean Witter Capital I,
            Series 2000-LIF2, Class A1                   10/15/33       6.960             20,569
------------------------------------------------------------------------------------------------
      51   NomuraAsset Securities Corp.,
            Series 1995-MD3, Class A1B                   04/04/27       8.150             52,475
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004

 PRINCIPAL
  AMOUNT                                                 MATURITY         INTEREST
   (000)                                                   DATES            RATES          VALUE
--------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
--------------------------------------------------------------------------------------------------
   $3,502   Nomura Asset Securities Corp.,
            Series 1996-MD5, Class A4                   04/13/39           8.256%(+/+)  $3,803,093
--------------------------------------------------------------------------------------------------
   1,400   Paragon Mortgages PLC,
            Series 7A, Class B1A**                      05/15/43           2.305(+/+)    1,403,716
--------------------------------------------------------------------------------------------------
5,375 PNC Mortgage Acceptance Corp.,
            Series 2000-C1, Class A2                    02/15/10           7.610         6,205,964
--------------------------------------------------------------------------------------------------
   4,000   Salomon Brothers Mortgage Securities VII,
            Series 2003-CDCA, Class C**                 02/15/15           2.150(+/+)    4,024,742
--------------------------------------------------------------------------------------------------
   2,684   Structured Adjustable Rate Mortgage Loan,
            Series 2004-3AC, Class A1                   03/25/34           4.940         2,716,915
--------------------------------------------------------------------------------------------------
      35   Vanderbilt Mortgage Finance, Series 2000-B,
            Class IA3                                   05/07/17           8.255            36,121
--------------------------------------------------------------------------------------------------
Total Collateralized Mortgage
  Obligations (cost-$68,843,250)                                                        68,970,639
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.66%
--------------------------------------------------------------------------------------------------
       7   Americredit Automobile Receivables Trust,
            Series 2003-AM, Class A2B                   10/06/06           1.630(+/+)        7,243
--------------------------------------------------------------------------------------------------
      80   Capital One Multi-Asset Execution Trust,
            Series 2003-A1, Class A1                    01/15/09           1.990(+/+)       80,403
--------------------------------------------------------------------------------------------------
   5,000   Conseco Finance Securitizations Corp.,
            Series 2000-2, Class A4                     12/01/31           8.480         5,129,001
--------------------------------------------------------------------------------------------------
       0   Conseco Finance Securitizations Corp.,
            Series 2000-B, Class AF4                    02/15/31           7.870               256
--------------------------------------------------------------------------------------------------
   4,820   Conseco Finance Securitizations Corp.,
            Series 2001-1, Class A4                     05/01/31           7.620         4,895,070
--------------------------------------------------------------------------------------------------
      43   Countrywide Asset-Backed Certificates,
            Series 2004-SD1, Class A1**                 06/25/33           1.955(+/+)       43,512
--------------------------------------------------------------------------------------------------
   1,891   FirstFranklin Mortgage Loan Asset Backed
            Certificates, Series 2004-FFB, Class A1     06/25/24           4.167(+/+)    1,894,030
--------------------------------------------------------------------------------------------------
   3,300   MMCA Automobile Trust,
            Series 2001-1, Class B                      06/15/07           6.190         3,333,030
--------------------------------------------------------------------------------------------------
      55   Peco Energy Transition Trust,
            Series 1999-A, Class A7                     03/01/09           6.130            59,882
--------------------------------------------------------------------------------------------------
   4,500   Permanent Financing PLC,
            Series 4, Class 2C                          06/10/42           2.130(+/+)    4,499,690
--------------------------------------------------------------------------------------------------
     660   Providian Gateway Master Trust,
            Series 2004-AA, Class C**                   03/15/11           2.500(+/+)      654,258
--------------------------------------------------------------------------------------------------
     770   Providian Gateway Master Trust,
            Series 2004-AA, Class D**                   03/15/11           3.450(+/+)      771,771
--------------------------------------------------------------------------------------------------
      44   RAFC Asset-Backed Trust,
            Series 2001-1, Class A3                     11/25/29           5.115            45,513
--------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost-$21,553,117)                                        21,413,659
--------------------------------------------------------------------------------------------------
CORPORATE BONDS - 7.26%
--------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.24%
     175   ArmorHoldings, Inc.                          08/15/13           8.250           189,000
--------------------------------------------------------------------------------------------------
     250   BE Aerospace, Inc., Series B                 05/01/11           8.875           243,750
--------------------------------------------------------------------------------------------------
     450   Boeing Capital Corp.                         09/27/10           7.375           522,617
--------------------------------------------------------------------------------------------------
     650   Bombardier Capital, Inc.**                   06/29/06           6.125           643,688
--------------------------------------------------------------------------------------------------
     550   Bombardier, Inc.**                           05/01/14           6.300           467,059
--------------------------------------------------------------------------------------------------
     250   DRS Technologies, Inc.                       11/01/13           6.875           257,500
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             17

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004

 PRINCIPAL
  AMOUNT                                                 MATURITY      INTEREST
   (000)                                                   DATES         RATES          VALUE
-----------------------------------------------------------------------------------------------

CORPORATE BONDS - (CONTINUED)
-----------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - (CONCLUDED)
     $300  Lockheed Martin Corp.                        12/01/29         8.500%        $393,035
-----------------------------------------------------------------------------------------------
      250  Sequa Corp.                                  08/01/09         9.000          272,500
-----------------------------------------------------------------------------------------------
       50  Standard Aero Holdings, Inc.**               09/01/14         8.250           51,375
-----------------------------------------------------------------------------------------------
                                                                                      3,040,524
-----------------------------------------------------------------------------------------------
AIRLINES - 0.12%
    1,100  American Airlines(1)                         04/01/11         8.608          955,469
-----------------------------------------------------------------------------------------------
      166  Continental Airlines, Inc., Series 974B      01/02/17         6.900          130,588
-----------------------------------------------------------------------------------------------
      469  Northwest Airlines, Series 2000-1, Class G   04/01/21         8.072          514,446
-----------------------------------------------------------------------------------------------
                                                                                      1,600,503
-----------------------------------------------------------------------------------------------
APPAREL/TEXTILES - 0.03%
      100  Levi Strauss & Co.(1)                        01/15/08        11.625          103,500
-----------------------------------------------------------------------------------------------
      150  Levi Strauss & Co.                           12/15/12        12.250          155,625
-----------------------------------------------------------------------------------------------
      150  Tommy Hilfiger USA, Inc.                     06/01/08         6.850          153,375
-----------------------------------------------------------------------------------------------
                                                                                        412,500
-----------------------------------------------------------------------------------------------
AUTOMOBILE OEM - 0.49%
    1,700  DaimlerChrysler N.A. Holding Corp.           06/04/08         4.050        1,712,425
-----------------------------------------------------------------------------------------------
      520  Ford Motor Co.                               07/16/31         7.450          509,885
-----------------------------------------------------------------------------------------------
    1,960  Ford Motor Credit Co.                        01/12/09         5.800        2,024,378
-----------------------------------------------------------------------------------------------
      850  General Motors Acceptance Corp.              09/15/11         6.875          889,907
-----------------------------------------------------------------------------------------------
      650  General Motors Acceptance Corp.              11/01/31         8.000          673,479
-----------------------------------------------------------------------------------------------
      475  General Motors Corp.                         07/15/33         8.375          504,955
-----------------------------------------------------------------------------------------------
                                                                                      6,315,029
-----------------------------------------------------------------------------------------------
AUTOMOTIVE PARTS - 0.08%
      225  Advanced Accesory Systems                    06/15/11        10.750          213,750
-----------------------------------------------------------------------------------------------
      175  Collins & Aikman Products Co.                12/31/11        10.750          180,250
-----------------------------------------------------------------------------------------------
      150  Collins & Aikman Products Co.**              08/15/12        12.875          149,625
-----------------------------------------------------------------------------------------------
      200  Delco Remy International, Inc.               04/15/12         9.375          203,500
-----------------------------------------------------------------------------------------------
      150  Dura Operating Corp., Series D(1)            05/01/09         9.000          148,500
-----------------------------------------------------------------------------------------------
      150  Stanadyne Corp.**                            08/15/14        10.000          155,250
-----------------------------------------------------------------------------------------------
                                                                                      1,050,875
-----------------------------------------------------------------------------------------------
BANKING - NON-U.S. - 0.09%
GREAT BRITAIN - 0.09%
      275  Abbey National PLC                           10/26/29         7.950          346,074
-----------------------------------------------------------------------------------------------
      325  HSBC Holdings PLC                            12/12/12         5.250          336,738
-----------------------------------------------------------------------------------------------
      400  Royal Bank of Scotland Group PLC, Series 1   03/31/49         9.118          490,895
-----------------------------------------------------------------------------------------------
                                                                                      1,173,707
-----------------------------------------------------------------------------------------------
BANKING - U.S. - 0.75%
    1,500  Bank of America Corp.                        01/15/11         7.400        1,747,438
-----------------------------------------------------------------------------------------------
      525  Bank One Corp.                               08/01/10         7.875          619,323
-----------------------------------------------------------------------------------------------
    1,825  Citigroup, Inc.                              10/01/10         7.250        2,147,060
-----------------------------------------------------------------------------------------------
      425  CS First Boston, Inc.                        01/15/09         3.875          425,153
-----------------------------------------------------------------------------------------------
      400  CS First Boston, Inc.                        01/15/12         6.500          444,332
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004

 PRINCIPAL
  AMOUNT                                              MATURITY    INTEREST
   (000)                                                DATES      RATES           VALUE
------------------------------------------------------------------------------------------

CORPORATE BONDS - (CONTINUED)
------------------------------------------------------------------------------------------
BANKING - U.S. - (CONCLUDED)
   $1,000  J.P. Morgan Chase & Co.                   02/01/11        6.750%     $1,117,847
------------------------------------------------------------------------------------------
      300  US Bank, N.A.                             08/01/11        6.375         335,222
------------------------------------------------------------------------------------------
      425  Wachovia Bank N.A.                        08/18/10        7.800         501,023
------------------------------------------------------------------------------------------
    1,625  Washington Mutual, Inc.                   01/15/07        5.625       1,716,366
------------------------------------------------------------------------------------------
      500  Wells Fargo Bank N.A.                     02/01/11        6.450         562,280
------------------------------------------------------------------------------------------
                                                                                 9,616,044
------------------------------------------------------------------------------------------
BROADCAST - 0.08%
       75  Allbritton Communication                  12/15/12        7.750          76,312
------------------------------------------------------------------------------------------
      250  Granite Broadcasting                      12/01/10        9.750         235,625
------------------------------------------------------------------------------------------
      300  News America, Inc.                        04/08/28        7.125         331,591
------------------------------------------------------------------------------------------
      500  Nexstar Finance Holdings LLC, Inc.        04/01/13       11.375#        375,625
------------------------------------------------------------------------------------------
                                                                                 1,019,153
------------------------------------------------------------------------------------------
BROKERAGE - 0.28%
    1,375  Goldman Sachs Group, Inc.                 01/15/11        6.875       1,552,044
------------------------------------------------------------------------------------------
    1,825  Morgan Stanley                            04/15/11        6.750       2,048,849
------------------------------------------------------------------------------------------
                                                                                 3,600,893
------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.02%
       75  Blount, Inc.                              08/01/12        8.875          78,375
------------------------------------------------------------------------------------------
      200  Building Materials Corp., Series B        07/15/05        7.750         202,500
------------------------------------------------------------------------------------------
                                                                                   280,875
------------------------------------------------------------------------------------------
BUSINESS SERVICES - 0.06%
      200  Activant Solutions, Inc.                  06/15/11       10.500         208,000
------------------------------------------------------------------------------------------
      250  Da-Lite Screen Co., Inc.**                05/15/11        9.500         262,500
------------------------------------------------------------------------------------------
      300  Invensys PLC**                            03/15/11        9.875         304,500
------------------------------------------------------------------------------------------
                                                                                   775,000
------------------------------------------------------------------------------------------
CABLE - 0.19%
      350  Charter Communications Operating Capital
           Corp.**                                   04/30/14        8.375         346,500
------------------------------------------------------------------------------------------
    1,275  Comcast Cable Communications, Inc.        01/30/11        6.750       1,411,727
------------------------------------------------------------------------------------------
      250  CSC Holdings, Inc., Series B              04/01/11        7.625         259,375
------------------------------------------------------------------------------------------
      200  Insight Communications, Inc.              02/15/11       12.250#        179,500
------------------------------------------------------------------------------------------
      200  Mediacom Broadband LLC                    01/15/13        9.500         196,000
------------------------------------------------------------------------------------------
       50  Rainbow National Services LLC**           09/01/12        8.750          51,375
------------------------------------------------------------------------------------------
                                                                                 2,444,477
------------------------------------------------------------------------------------------
CHEMICALS - 0.32%
      800  Dow Chemical Co.                          02/01/11        6.125         872,873
------------------------------------------------------------------------------------------
      200  Equistar Chemicals LP                     05/01/11       10.625         225,000
------------------------------------------------------------------------------------------
      675  ICI Wilmington, Inc.                      12/01/08        4.375         680,294
------------------------------------------------------------------------------------------
      300  Omnova Solutions, Inc.                    06/01/10       11.250         330,000
------------------------------------------------------------------------------------------
      475  Praxair, Inc.                             04/01/12        6.375         531,193
------------------------------------------------------------------------------------------
      100  Rhodia SA                                 06/01/10       10.250         102,000
------------------------------------------------------------------------------------------
      200  Rhodia SA                                 06/01/11        8.875         169,000
------------------------------------------------------------------------------------------
      250  Rockwood Specialties Group, Inc.          05/15/11       10.625         272,500
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           19

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004

 PRINCIPAL
  AMOUNT                                          MATURITY     INTEREST
   (000)                                            DATES        RATES           VALUE
----------------------------------------------------------------------------------------

CORPORATE BONDS - (CONTINUED)
----------------------------------------------------------------------------------------
CHEMICALS - (CONCLUDED)
     $275  Rohm & Haas Co.                         07/15/29       7.850%        $347,856
----------------------------------------------------------------------------------------
       75  Terra Capital, Inc.                     10/15/08      12.875           92,250
----------------------------------------------------------------------------------------
      250  Terra Capital, Inc.                     06/01/10      11.500          278,750
----------------------------------------------------------------------------------------
      250  Westlake Chemical Corp.                 07/15/11       8.750          278,125
----------------------------------------------------------------------------------------
                                                                               4,179,841
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.03%
      325  Cendant Corp.                           01/15/08       6.250          351,668
----------------------------------------------------------------------------------------
CONSUMER PRODUCTS - 0.02%
      200  Amscan Holdings, Inc.**                 05/01/14       8.750          199,250
----------------------------------------------------------------------------------------
      150  Fedders North America, Inc.             03/01/14       9.875          120,000
----------------------------------------------------------------------------------------
                                                                                 319,250
----------------------------------------------------------------------------------------
CONSUMER PRODUCTS - NONDURABLES - 0.07%
      335  Avon Products, Inc.                     11/15/09       7.150          385,944
----------------------------------------------------------------------------------------
      500  Newell Rubbermaid, Inc.                 05/01/10       4.000          486,155
----------------------------------------------------------------------------------------
                                                                                 872,099
----------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.10%
      200  Anchor Glass Container Corp.            02/15/13      11.000          228,000
----------------------------------------------------------------------------------------
      175  Constar International(1)                12/01/12      11.000          168,875
----------------------------------------------------------------------------------------
      400  Crown Cork & Seal, Inc.                 04/15/23       8.000          372,000
----------------------------------------------------------------------------------------
      100  Owens-Brockway Glass Container, Inc.    02/15/09       8.875          108,750
----------------------------------------------------------------------------------------
      250  Solo Cup Co.                            02/15/14       8.500          242,500
----------------------------------------------------------------------------------------
      200  Tekni-Plex, Inc., Series B              06/15/10      12.750          193,000
----------------------------------------------------------------------------------------
                                                                               1,313,125
----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.49%
      550  American Electric Power Co., Series A   05/15/06       6.125          579,234
----------------------------------------------------------------------------------------
      300  Calpine Canada Energy Finance(1)        05/01/08       8.500          191,250
----------------------------------------------------------------------------------------
      200  Comstock Resources, Inc.                03/01/12       6.875          201,000
----------------------------------------------------------------------------------------
      275  Consolidated Edison Co. of New York,
           Series B                                09/01/10       7.500          322,557
----------------------------------------------------------------------------------------
      280  Dominion Resources, Inc., Series A      06/15/10       8.125          331,840
----------------------------------------------------------------------------------------
      325  Dynegy Holdings, Inc.(1)                04/01/11       6.875          302,250
----------------------------------------------------------------------------------------
      275  Edison Mission Energy                   08/15/08      10.000          319,000
----------------------------------------------------------------------------------------
      450  FirstEnergy Corp., Series B             11/15/11       6.450          486,860
----------------------------------------------------------------------------------------
      425  FPL Group Capital, Inc.                 09/15/06       7.625          464,147
----------------------------------------------------------------------------------------
      150  Midwest Generation LLC**                05/01/34       8.750          159,375
----------------------------------------------------------------------------------------
      325  Progress Energy, Inc.                   10/30/31       7.000          350,189
----------------------------------------------------------------------------------------
      400  PSEG Power                              04/15/11       7.750          461,874
----------------------------------------------------------------------------------------
      150  Reliant Resources, Inc.                 07/15/13       9.500          165,750
----------------------------------------------------------------------------------------
      650  Southern California Edison              02/15/07       8.000          724,130
----------------------------------------------------------------------------------------
      340  Southern Power Co., Series B            07/15/12       6.250          369,503
----------------------------------------------------------------------------------------
      515  TXU Energy Co.                          03/15/13       7.000          577,240
----------------------------------------------------------------------------------------
      300  Xcel Energy, Inc.                       12/01/10       7.000          338,805
----------------------------------------------------------------------------------------
                                                                               6,345,004
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004

                PRINCIPAL
                 AMOUNT                            MATURITY     INTEREST
                  (000)                              DATES        RATES          VALUE
----------------------------------------------------------------------------------------

CORPORATE BONDS - (CONTINUED)
----------------------------------------------------------------------------------------
ENERGY - 0.10%
     $175      Chesapeake Energy Corp.             06/15/14       7.500%        $186,813
----------------------------------------------------------------------------------------
      475      Devon Financing Corp., U.L.C.       09/30/11       6.875          535,953
----------------------------------------------------------------------------------------
      225      Gulfmark Offshore, Inc.**           07/15/14       7.750          223,313
----------------------------------------------------------------------------------------
      275      Whiting Petroleum Corp.             05/01/12       7.250          277,062
----------------------------------------------------------------------------------------
                                                                               1,223,141
----------------------------------------------------------------------------------------
ENERGY - INTEGRATED - 0.14%
      700      ConocoPhillips, Inc.                05/25/10       8.750          862,373
----------------------------------------------------------------------------------------
      390      Marathon Oil Corp.                  03/15/12       6.125          422,173
----------------------------------------------------------------------------------------
      465      PPL Capital Funding                 03/01/09       4.330          460,324
----------------------------------------------------------------------------------------
                                                                               1,744,870
----------------------------------------------------------------------------------------
ENTERTAINMENT - 0.10%
       75      LCE Acquisition Corp.**             08/01/14       9.000           76,125
----------------------------------------------------------------------------------------
      625      Time Warner, Inc.                   04/15/31       7.625          713,045
----------------------------------------------------------------------------------------
      425      Viacom, Inc.                        05/15/11       6.625          472,018
----------------------------------------------------------------------------------------
                                                                               1,261,188
----------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 0.04%
      200      Allied Waste North America, Inc.    02/15/11       5.750          192,000
----------------------------------------------------------------------------------------
      300      Waste Management, Inc.              08/01/10       7.375          345,154
----------------------------------------------------------------------------------------
                                                                                 537,154
----------------------------------------------------------------------------------------
FINANCE - NONCAPTIVE CONSUMER - 0.16%
      350      Countrywide Home Loans              05/21/08       3.250          344,410
----------------------------------------------------------------------------------------
      925      Household Finance Corp.             05/15/11       6.750        1,039,170
----------------------------------------------------------------------------------------
      650      SLM Corp.                           04/10/07       5.625          688,005
----------------------------------------------------------------------------------------
                                                                               2,071,585
----------------------------------------------------------------------------------------
FINANCE - NONCAPTIVE DIVERSIFIED - 0.38%
      430      GATX Financial Corp.                11/01/04       6.875          433,247
----------------------------------------------------------------------------------------
    3,325      General Electric Capital Corp.      06/15/12       6.000        3,642,936
----------------------------------------------------------------------------------------
      450      General Electric Capital Corp.      03/15/32       6.750          511,135
----------------------------------------------------------------------------------------
      350      International Lease Finance Corp.   04/01/09       3.500          341,474
----------------------------------------------------------------------------------------
                                                                               4,928,792
----------------------------------------------------------------------------------------
FOOD - 0.17%
      300      Conagra Foods, Inc.                 09/15/11       6.750          336,953
----------------------------------------------------------------------------------------
      650      Kraft Foods, Inc.                   11/01/11       5.625          688,098
----------------------------------------------------------------------------------------
      175      Land O'Lakes, Inc.                  11/15/11       8.750          163,625
----------------------------------------------------------------------------------------
      250      Merisant Co.**                      07/15/13       9.500          250,000
----------------------------------------------------------------------------------------
      150      Pinnacle Foods Holding Corp.**      12/01/13       8.250          142,875
----------------------------------------------------------------------------------------
      200      Seminis Vegetable Seeds, Inc.       10/01/13      10.250          222,000
----------------------------------------------------------------------------------------
      300      Unilever Capital Corp.              11/01/10       7.125          348,308
----------------------------------------------------------------------------------------
                                                                               2,151,859
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                              21

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004

                PRINCIPAL
                  AMOUNT                                MATURITY      INTEREST
                  (000)                                   DATES         RATES      VALUE
------------------------------------------------------------------------------------------

CORPORATE BONDS - (CONTINUED)
------------------------------------------------------------------------------------------
FOOD PROCESSORS/BEVERAGE/BOTTLING - 0.14%
     $325      Coors Brewing Co.                         05/15/12        6.375%   $358,025
------------------------------------------------------------------------------------------
      325      Le-Natures, Inc.**                        06/15/13       10.000     339,625
------------------------------------------------------------------------------------------
      650      Miller Brewing Co.**                      08/15/13        5.500     676,533
------------------------------------------------------------------------------------------
      380      Pepsi Bottling Holdings, Inc.**           02/17/09        5.625     410,273
------------------------------------------------------------------------------------------
                                                                                 1,784,456
------------------------------------------------------------------------------------------
GAMING - 0.15%
      200      Chukchansi Economic Development
------------------------------------------------------------------------------------------
               Authority**                               06/15/09       14.500     250,000
------------------------------------------------------------------------------------------
      150      Circus & Eldorado                         03/01/12       10.125     155,625
------------------------------------------------------------------------------------------
      325      Harrahs Operating Co., Inc.               01/15/09        7.500     361,741
------------------------------------------------------------------------------------------
      125      Herbst Gaming, Inc.**                     06/01/12        8.125     125,938
------------------------------------------------------------------------------------------
      125      Majestic Star Casino LLC                  10/15/10        9.500     127,813
------------------------------------------------------------------------------------------
      200      MTR Gaming Group, Inc.                    04/01/10        9.750     218,000
------------------------------------------------------------------------------------------
      200      River Rock Entertainment                  11/01/11        9.750     212,000
------------------------------------------------------------------------------------------
      150      Seneca Gaming Corp.**                     05/01/12        7.250     152,812
------------------------------------------------------------------------------------------
      300      Wheeling Island Gaming, Inc.              12/15/09       10.125     318,000
------------------------------------------------------------------------------------------
                                                                                 1,921,929
------------------------------------------------------------------------------------------
HEALTHCARE - 0.07%
      250      Alliance Imaging                          04/15/11       10.375     268,125
------------------------------------------------------------------------------------------
      400      McKesson Corp.                            02/01/12        7.750     464,572
------------------------------------------------------------------------------------------
      200      Universal Hospital Services               11/01/11       10.125     203,000
------------------------------------------------------------------------------------------
                                                                                   935,697
------------------------------------------------------------------------------------------
HOME BUILDERS - 0.03%
       25      Centex Corp.                              06/15/05        9.750      26,291
------------------------------------------------------------------------------------------
      300      Centex Corp.                              02/01/11        7.875     347,969
------------------------------------------------------------------------------------------
                                                                                   374,260
------------------------------------------------------------------------------------------
INDUSTRIAL - OTHER - 0.05%
      350      Aearo Co. I                               04/15/12        8.250     358,750
------------------------------------------------------------------------------------------
      200      FastenTech, Inc.**                        05/01/11       11.500     223,500
------------------------------------------------------------------------------------------
                                                                                   582,250
------------------------------------------------------------------------------------------
INSURANCE - LIFE - 0.03%
      325      Lincoln National Corp.                    12/15/11        6.200     354,941
------------------------------------------------------------------------------------------
INSURANCE - MULTILINE - 0.03%
      300      Allstate Corp.                            12/01/09        7.200     345,592
------------------------------------------------------------------------------------------
INSURANCE - PERSONAL & Casualty - 0.11%
      525      Hartford Financial Services Group, Inc.   09/01/07        4.700     543,967
------------------------------------------------------------------------------------------
      425      Marsh & McLennan Co., Inc.                03/15/12        6.250     470,101
------------------------------------------------------------------------------------------
      350      Travelers Property Casualty Corp.         03/15/13        5.000     347,706
------------------------------------------------------------------------------------------
                                                                                 1,361,774
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004

 PRINCIPAL
  AMOUNT                                                  MATURITY      INTEREST
   (000)                                                    DATES         RATES           VALUE
--------------------------------------------------------------------------------------------------

CORPORATE BONDS - (CONTINUED)
--------------------------------------------------------------------------------------------------
LEISURE - 0.05%
     $125  Bally Total Fitness Holding Corp.             07/15/11         10.500%         $117,187
--------------------------------------------------------------------------------------------------
       50  Bally Total Fitness Holding Corp., Series D   10/15/07          9.875            39,250
--------------------------------------------------------------------------------------------------
      200  Equinox Holdings, Inc.(1)**                   12/15/09          9.000           205,000
--------------------------------------------------------------------------------------------------
      300  Jacobs Entertainment Co.                      02/01/09         11.875           336,750
--------------------------------------------------------------------------------------------------
                                                                                           698,187
--------------------------------------------------------------------------------------------------
MACHINERY - AG & CONSTRUCTION - 0.07%
      300  Caterpillar, Inc.                             05/01/11          6.550           339,777
--------------------------------------------------------------------------------------------------
      450  John Deere Capital Corp.                      03/15/12          7.000           519,352
--------------------------------------------------------------------------------------------------
                                                                                           859,129
--------------------------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED - 0.03%
      100  Maax Corp.**                                  06/15/12          9.750           105,500
--------------------------------------------------------------------------------------------------
      300  United Technologies Corp.                     05/15/12          6.100           331,229
--------------------------------------------------------------------------------------------------
                                                                                           436,729
--------------------------------------------------------------------------------------------------
METALS & MINING - 0.09%
      300  AK Steel Corp.                                06/15/12          7.750           282,000
--------------------------------------------------------------------------------------------------
      325  Alcoa, Inc.                                   01/15/12          6.000           354,450
--------------------------------------------------------------------------------------------------
      300  American Rock Salt Co. LLC**                  03/15/14          9.500           309,750
--------------------------------------------------------------------------------------------------
      150  Century Aluminum Co.**                        08/15/14          7.500           154,125
--------------------------------------------------------------------------------------------------
                                                                                         1,100,325
--------------------------------------------------------------------------------------------------
OIL & GAS - 0.19%
      425  Duke Energy Field Services                    08/16/10          7.875           499,019
--------------------------------------------------------------------------------------------------
      295  Parker Drilling Co.                           10/01/13          9.625           318,600
--------------------------------------------------------------------------------------------------
      250  Petroleum Geo-Services                        11/05/10         10.000           268,750
--------------------------------------------------------------------------------------------------
      400  Sempra Energy                                 03/01/10          7.950           470,495
--------------------------------------------------------------------------------------------------
      775  Transocean, Inc.                              04/15/11          6.625           868,706
--------------------------------------------------------------------------------------------------
                                                                                         2,425,570
--------------------------------------------------------------------------------------------------
OIL REFINING - 0.06%
      149  Giant Industries, Inc.                        05/15/12         11.000           168,743
--------------------------------------------------------------------------------------------------
      110  Pride International, Inc.**                   07/15/14          7.375           117,150
--------------------------------------------------------------------------------------------------
      450  Valero Energy Corp.                           04/15/32          7.500           520,867
--------------------------------------------------------------------------------------------------
                                                                                           806,760
--------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.18%
       75  Blue Ridge Paper Products, Inc.               12/15/08          9.500            66,750
--------------------------------------------------------------------------------------------------
      200  Buckeye Technologies, Inc.                    10/15/10          8.000           197,500
--------------------------------------------------------------------------------------------------
      200  Cellu Tissue Holdings**                       03/15/10          9.750           200,000
--------------------------------------------------------------------------------------------------
      300  Georgia-Pacific Corp.                         05/15/31          8.875           346,500
--------------------------------------------------------------------------------------------------
      425  International Paper Co.                       09/01/11          6.750           471,876
--------------------------------------------------------------------------------------------------
      150  Pliant Corp.                                  09/01/09         11.125           160,875
--------------------------------------------------------------------------------------------------
      200  Port Townsend Paper Corp.**                   04/15/11         11.000           204,000
--------------------------------------------------------------------------------------------------
      250  Riverside Forest Products Ltd.                03/01/14          7.875           262,500

--------------------------------------------------------------------------------
                                                                              23

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004

 PRINCIPAL
  AMOUNT                                       MATURITY      INTEREST
   (000)                                         DATES         RATES          VALUE
--------------------------------------------------------------------------------------

CORPORATE BONDS - (CONTINUED)
--------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - (CONCLUDED)
     $100  Tembec Industries, Inc.              06/30/09        8.625%        $104,250
--------------------------------------------------------------------------------------
      300  Weyerhaeuser Co.                     03/15/32        7.375          344,272
--------------------------------------------------------------------------------------
                                                                             2,358,523
--------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.05%
      325  Bristol-Myers Squibb Co.             10/01/11        5.750          347,537
--------------------------------------------------------------------------------------
      350  Wyeth Pharmaceuticals                03/15/13        5.500          352,598
--------------------------------------------------------------------------------------
                                                                               700,135
--------------------------------------------------------------------------------------
PUBLISHING - 0.14%
      150  Advanstar Communications, Inc.       08/15/10       10.750          165,375
--------------------------------------------------------------------------------------
      200  American Color Graphics              06/15/10       10.000          170,000
--------------------------------------------------------------------------------------
      225  Cadmus Communications Corp.**        06/15/14        8.375          239,062
--------------------------------------------------------------------------------------
      300  Houghton Mifflin Co.                 02/01/11        8.250          309,375
--------------------------------------------------------------------------------------
      200  Sheridan Acquisition Corp.**         08/15/11       10.250          213,000
--------------------------------------------------------------------------------------
      250  Vertis, Inc.                         06/15/09       10.875          270,000
--------------------------------------------------------------------------------------
      200  Von Hoffman Corp.                    03/15/09       10.250          222,500
--------------------------------------------------------------------------------------
      225  Warner Music Group**                 04/15/14        7.375          223,875
--------------------------------------------------------------------------------------
                                                                             1,813,187
--------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.07%
      325  Avalonbay Communities                08/01/09        7.500          372,324
--------------------------------------------------------------------------------------
      475  EOP Operating LP                     06/15/28        7.250          511,128
--------------------------------------------------------------------------------------
                                                                               883,452
--------------------------------------------------------------------------------------
RESTAURANTS - 0.04%
      200  Buffets, Inc.                        07/15/10       11.250          210,000
--------------------------------------------------------------------------------------
      200  El Pollo Loco, Inc.**                12/15/09        9.250          203,000
--------------------------------------------------------------------------------------
      100  Sbarro, Inc.                         09/15/09       11.000           90,250
--------------------------------------------------------------------------------------
                                                                               503,250
--------------------------------------------------------------------------------------
RETAIL - 0.28%
      200  Couche-Tard                          12/15/13        7.500          211,000
--------------------------------------------------------------------------------------
      425  Federated Department Stores          04/01/11        6.625          474,466
--------------------------------------------------------------------------------------
      250  Ingles Markets, Inc.                 12/01/11        8.875          265,000
--------------------------------------------------------------------------------------
      200  Jean Coutu Group PJC, Inc.**         08/01/14        8.500          201,500
--------------------------------------------------------------------------------------
      300  Kohl's Corp.                         06/01/29        7.250          349,711
--------------------------------------------------------------------------------------
      400  Kroger Co.                           04/01/31        7.500          463,229
--------------------------------------------------------------------------------------
      150  Pantry, Inc.                         02/15/14        7.750          150,375
--------------------------------------------------------------------------------------
      150  Pathmark Stores, Inc.                02/01/12        8.750          150,750
--------------------------------------------------------------------------------------
      425  Safeway, Inc.                        03/01/11        6.500          464,680
--------------------------------------------------------------------------------------
      775  Wal-Mart Stores, Inc.                08/10/09        6.875          880,530
--------------------------------------------------------------------------------------
                                                                             3,611,241
--------------------------------------------------------------------------------------
ROAD & RAIL - 0.10%
      325  Burlington Northern Santa Fe Corp.   05/13/29        7.082          367,221
--------------------------------------------------------------------------------------
      800  Union Pacific Corp.                  12/01/06        6.700          861,654
--------------------------------------------------------------------------------------
                                                                             1,228,875
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004

 PRINCIPAL
  AMOUNT                                                  MATURITY     INTEREST
   (000)                                                    DATES        RATES          VALUE
----------------------------------------------------------------------------------------------

CORPORATE BONDS - (CONCLUDED)
----------------------------------------------------------------------------------------------
TECHNOLOGY - HARDWARE - 0.07%
     $325  Eastman Kodak Co.                             06/15/06        6.375%       $40,006
----------------------------------------------------------------------------------------------
      150  IPC Acquisition Corp.                         12/15/09       11.500        165,000
----------------------------------------------------------------------------------------------
      300  Motorola, Inc.                                11/15/10        7.625        349,215
----------------------------------------------------------------------------------------------
                                                                                      854,221
----------------------------------------------------------------------------------------------
TECHNOLOGY - SOFTWARE - 0.06%
      350  Computer Sciences Corp.                       04/15/08        3.500        349,724
----------------------------------------------------------------------------------------------
      375  First Data Corp.                              08/01/08        3.375        373,153
----------------------------------------------------------------------------------------------
                                                                                      722,877
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.03%
      400  Qwest Communications International, Inc.**    02/15/11        7.250        370,000
----------------------------------------------------------------------------------------------
       75  Qwest Corp.**                                 09/01/11        7.875         75,937
----------------------------------------------------------------------------------------------
                                                                                      445,937
----------------------------------------------------------------------------------------------
TOBACCO - 0.05%
      325  Altria Group, Inc.                            01/15/27        7.750        343,652
----------------------------------------------------------------------------------------------
      300  UST, Inc.                                     07/15/12        6.625        335,033
----------------------------------------------------------------------------------------------
                                                                                      678,685
----------------------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 0.06%
      150  CHC Helicopter Corp.                          05/01/14        7.375        151,688
----------------------------------------------------------------------------------------------
      400  ERAC USA Finance Co.**                        01/15/11        8.000        475,948
----------------------------------------------------------------------------------------------
      200  Stena AB                                      11/01/13        7.500        199,250
----------------------------------------------------------------------------------------------
                                                                                      826,886
----------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.48%
      200  American Cellular Corp., Series B             08/01/11       10.000        162,500
----------------------------------------------------------------------------------------------
       50  AT&T Corp.                                    11/15/11        8.050         54,375
----------------------------------------------------------------------------------------------
      550  AT&T Corp.                                    11/15/31        8.750        577,500
----------------------------------------------------------------------------------------------
      415  AT&T Wireless Services, Inc.                  03/01/31        8.750        537,121
----------------------------------------------------------------------------------------------
      200  Cincinnati Bell, Inc.                         01/15/14        8.375        177,000
----------------------------------------------------------------------------------------------
      800  Citizens Communications Co.                   05/15/11        9.250        864,000
----------------------------------------------------------------------------------------------
      275  Deutsche Telekom International Finance BV     06/15/30        8.750        352,514
----------------------------------------------------------------------------------------------
      200  Dobson Communications Corp.                   10/01/13        8.875        137,000
----------------------------------------------------------------------------------------------
      250  France Telecom SA                             03/01/31        9.500        329,093
----------------------------------------------------------------------------------------------
      200  SBA Communications Corp.(1)                   02/01/09       10.250        210,500
----------------------------------------------------------------------------------------------
      300  Sprint Capital Corp.                          03/15/12        8.375        361,521
----------------------------------------------------------------------------------------------
      350  Telecom Italia Capital**                      11/15/13        5.250        355,434
----------------------------------------------------------------------------------------------
      300  Telus Corp.                                   06/01/11        8.000        348,791
----------------------------------------------------------------------------------------------
      250  Triton PCS, Inc.(1)                           02/01/11        9.375        177,500
----------------------------------------------------------------------------------------------
      150  US Unwired, Inc., Series B                    06/15/12       10.000        153,750
----------------------------------------------------------------------------------------------
      925  Verizon New York, Inc., Series A              04/01/12        6.875      1,024,264
----------------------------------------------------------------------------------------------
      325  Vodafone Group PLC                            02/15/30        7.875        406,786
----------------------------------------------------------------------------------------------
                                                                                    6,229,649
----------------------------------------------------------------------------------------------
Total Corporate Bonds (cost-$94,260,103)                                           93,473,673
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                              25

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2004

 PRINCIPAL
  AMOUNT                                                                 MATURITY     INTEREST
   (000)                                                                   DATES        RATES          VALUE
---------------------------------------------------------------------------------------------------------------

INTERNATIONAL OBLIGATIONS - 0.28%
---------------------------------------------------------------------------------------------------------------
 MEXICO - 0.14%
        $330        Pemex Project Funding Master Trust                   11/15/11     8.000%           $376,200
---------------------------------------------------------------------------------------------------------------
       1,225        United Mexican States                                12/30/19     8.125           1,408,750
---------------------------------------------------------------------------------------------------------------
                                                                                                      1,784,950
---------------------------------------------------------------------------------------------------------------
RUSSIA - 0.14%
       1,826        Russian Federation**                                 03/31/30     5.000 #         1,749,718
---------------------------------------------------------------------------------------------------------------
Total International Obligations (cost-$3,443,968)                                                     3,534,668
---------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.25%
---------------------------------------------------------------------------------------------------------------
      16,116        Repurchase Agreement dated 08/31/04 with
                    State Street Bank & Trust Co., collateralized by
                    $15,786,823 U.S. Treasury Bonds, 5.250%
                    due 11/15/28; (value - $16,439,529)
                    proceeds $16,116,627 (cost-$16,116,000)              09/01/04     1.400          16,116,000

---------------------------------------------------------------------------------------------------------------

 NUMBER OF
  SHARES
  (000)
---------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 13.07%
---------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS(+) - 13.07%
           1        AIM Liquid Assets Portfolio                                       1.343                 907
---------------------------------------------------------------------------------------------------------------
      57,565        Barclays Prime Money Market Fund                                  1.478          57,565,170
---------------------------------------------------------------------------------------------------------------
       4,772        Dreyfus Institutional Cash Advantage Fund                         1.457           4,771,655
---------------------------------------------------------------------------------------------------------------
     105,891        UBS Private Money Market Fund LLC ++                              1.439         105,891,164
---------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost-$168,228,896)                                                        168,228,896
---------------------------------------------------------------------------------------------------------------
Total Investments (cost-$1,454,878,658)-113.63%                                                   1,463,068,707
---------------------------------------------------------------------------------------------------------------
Liabilities in excess of other assets-(13.63)%                                                     (175,491,157)
---------------------------------------------------------------------------------------------------------------
Net Assets-100.00%                                                                               $1,287,577,550
---------------------------------------------------------------------------------------------------------------

*      Non-income producing security.

**     Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.88% of net assets as of
       August 31, 2004, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+      Interest rates shown reflect yield at August 31, 2004.

(+/+)  Floating rate securities. The interest rates shown are the current rates as of August 31, 2004.

#      Denotes a step-up bond or zero coupon bond that converts to the noted
       fixed rate at a designated future date.

(1)    Security, or portion thereof, was on loan at August 31, 2004.

(2)    Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

++     Affiliated issuer. See table below for more information.

                                 NUMBER OF    SHARES PURCHASED     SHARES SOLD      NUMBER OF
                                SHARES HELD    DURING THE YEAR   DURING THE YEAR   SHARES HELD
SECURITY DESCRIPTION            AT 08/31/03    ENDED 08/31/04     ENDED 08/31/04   AT 08/31/04
------------------------------ ------------- ------------------ ----------------- ------------

UBS Private Money Market LLC   40,261,623    1,253,375,329      1,187,745,788     105,891,164

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES - AUGUST 31, 2004

ASSETS
Investments in unaffiliated securities, at value (cost-$1,348,987,494)*     $1,357,177,543
------------------------------------------------------------------------------------------
Investment in affliliated security, at value (cost-$105,891,164)               105,891,164
------------------------------------------------------------------------------------------
Cash                                                                                   282
------------------------------------------------------------------------------------------
Receivable for investments sold                                                  8,456,046
------------------------------------------------------------------------------------------
Receivable for shares of beneficial interest sold                                  113,472
------------------------------------------------------------------------------------------
Receivable for dividends and interest                                            4,752,726
------------------------------------------------------------------------------------------
Other assets                                                                        42,361
------------------------------------------------------------------------------------------
Total assets                                                                 1,476,433,594
------------------------------------------------------------------------------------------
LIABILITIES
Payable for cash collateral from securities loaned                             168,228,896
------------------------------------------------------------------------------------------
Payable for investments purchased                                               12,595,518
------------------------------------------------------------------------------------------
Payable for shares of beneficial interest repurchased                            5,542,457
------------------------------------------------------------------------------------------
Payable to affiliates                                                            1,556,466
------------------------------------------------------------------------------------------
Payable for foreign witholding taxes                                                 1,617
------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                             931,090
------------------------------------------------------------------------------------------
Total liabilities                                                              188,856,044
------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest-$0.001 par value (unlimited amount authorized)           1,557,992,984
------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                 13,148,795
------------------------------------------------------------------------------------------
Accumulated net realized loss from investments and futures transactions       (291,754,278)
------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       8,190,049
------------------------------------------------------------------------------------------
Net assets                                                                  $1,287,577,550
==========================================================================================

* Includes $195,580,750 of investments in securities on loan, at value.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                                                                           27

UBS U.S. ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES - AUGUST 31, 2004

CLASS A:
Net assets                                                        $552,195,288
------------------------------------------------------------------------------
Shares outstanding                                                  21,390,858
------------------------------------------------------------------------------
Net asset value per share                                               $25.81
------------------------------------------------------------------------------
Maximum offering price per share (net asset value plus sales
  charge of 5.50%)                                                      $27.31
------------------------------------------------------------------------------
CLASS B:
Net assets                                                        $277,891,045
------------------------------------------------------------------------------
Shares outstanding                                                  11,096,138
------------------------------------------------------------------------------
Net asset value and offering price per share                            $25.04
------------------------------------------------------------------------------
CLASS C:
Net assets                                                        $333,764,404
------------------------------------------------------------------------------
Shares outstanding                                                  13,237,677
------------------------------------------------------------------------------
Net asset value and offering price per share                            $25.21
------------------------------------------------------------------------------
CLASS Y:
Net assets                                                        $123,726,813
------------------------------------------------------------------------------
Shares outstanding                                                   4,723,785
------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share          $26.19
==============================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

STATEMENT OF OPERATIONS

                                                                          For the
                                                                        Year Ended
                                                                      August 31, 2004
-------------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $688)                      $22,128,492
-------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $1,617)                       9,821,914
-------------------------------------------------------------------------------------
Securities lending income (includes $34,809 earned from
  an affiliated entity)                                                        46,511
-------------------------------------------------------------------------------------
                                                                           31,996,917
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory and administration fees                                 7,017,293
-------------------------------------------------------------------------------------
Service fees-Class A                                                        1,537,457
-------------------------------------------------------------------------------------
Service and distribution fees-Class B                                       3,799,143
-------------------------------------------------------------------------------------
Service and distribution fees-Class C                                       4,032,666
-------------------------------------------------------------------------------------
Transfer agency and related services fees-Class A                             831,935
-------------------------------------------------------------------------------------
Transfer agency and related services fees-Class B                             609,777
-------------------------------------------------------------------------------------
Transfer agency and related services fees-Class C                             503,300
-------------------------------------------------------------------------------------
Transfer agency and related services fees-Class Y                              53,928
-------------------------------------------------------------------------------------
Custody and accounting                                                        765,810
-------------------------------------------------------------------------------------
Reports and notices to shareholders                                           343,746
-------------------------------------------------------------------------------------
S&P 500 licensing fee                                                         223,745
-------------------------------------------------------------------------------------
Professional fees                                                              93,093
-------------------------------------------------------------------------------------
State registration fees                                                        83,091
-------------------------------------------------------------------------------------
Insurance expense                                                              41,648
-------------------------------------------------------------------------------------
Trustees' fees                                                                 22,489
-------------------------------------------------------------------------------------
Interest expense                                                                4,639
-------------------------------------------------------------------------------------
Other expenses                                                                 39,153
-------------------------------------------------------------------------------------
                                                                           20,002,913
-------------------------------------------------------------------------------------
Less: Fee waivers from investment advisor and administrator                  (348,072)
-------------------------------------------------------------------------------------
Net expenses                                                               19,654,841
-------------------------------------------------------------------------------------
Net investment income                                                      12,342,076
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
  Net realized gains from:
   Investments                                                            257,521,273
-------------------------------------------------------------------------------------
   Futures                                                                    327,965
-------------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation of Investments        (68,549,968)
-------------------------------------------------------------------------------------
Net realized and unrealized gain from investment activities               189,299,270
-------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                     $201,641,346
=====================================================================================

                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
                                                                           29

UBS U.S. ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                            For the Years Ended August 31,
                                                         --------------------------------
                                                               2004                2003
-----------------------------------------------------------------------------------------

FROM OPERATIONS:
Net investment income                                    $  12,342,076      $   7,818,926
-----------------------------------------------------------------------------------------
Net realized gain (loss) from investments and futures
  transactions                                             257,849,238       (247,218,276)
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of
  investments                                              (68,549,968)       394,242,877
-----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations       201,641,346        154,843,527
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income-Class A                               (5,642,463)        (2,382,218)
-----------------------------------------------------------------------------------------
Net investment income-Class C                                 (418,532)                 -
-----------------------------------------------------------------------------------------
Net investment income-Class Y                               (1,591,377)          (846,901)
-----------------------------------------------------------------------------------------
                                                            (7,652,372)        (3,229,119)
-----------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                        51,030,813        119,384,887
-----------------------------------------------------------------------------------------
Cost of shares repurchased                                (688,105,292)      (552,215,452)
-----------------------------------------------------------------------------------------
Proceeds from dividends reinvested                           7,312,587          3,147,000
-----------------------------------------------------------------------------------------
Proceeds from shares issued in connection with fund
  merger                                                    16,977,394                  -
-----------------------------------------------------------------------------------------
Net decrease in net assets from beneficial interest
  transactions                                            (612,784,498)      (429,683,565)
-----------------------------------------------------------------------------------------
Net decrease in net assets                                (418,795,524)      (278,069,157)
-----------------------------------------------------------------------------------------
NET ASSETS:
Beginning of year                                        1,706,373,074      1,984,442,231
-----------------------------------------------------------------------------------------
End of year                                              1,287,577,550      1,706,373,074
-----------------------------------------------------------------------------------------
Accumulated undistributed net investment income          $  13,148,795      $   7,680,497
=========================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the
"Trust") and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

On March 30, 2004, the Trust's Board of Trustees ("the Board") approved the name change of UBS Investment Trust - UBS Tactical Allocation Fund to UBS
Investment Trust - UBS U.S. Allocation Fund that became effective on July 1,
2004.

Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B and
Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class Y shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS-The Fund calculates net asset values based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior

--------------------------------------------------------------------------------
                                                                           31

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset
Management (US) Inc. ("UBS Global AM"), the investment advisor, administrator and principal underwriter of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

REPURCHASE AGREEMENTS-The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price.
The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special
"tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES-Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

FUTURES CONTRACTS-Upon entering into a financial futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or U.S. securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a segregated account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortions.

There were no outstanding futures contracts at August 31, 2004.

DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax"
differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment;
temporary differences do not require reclassification.

--------------------------------------------------------------------------------
                                                                           33

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

REORGANIZATION INVOLVING UBS U.S. ALLOCATION FUND

Effective as of the close of business on June 25, 2004 (the "Reorganization
Date"), the Fund acquired all of the assets and assumed all of the stated
liabilities of UBS U.S. Allocation Fund ("U.S. Allocation"). The acquisition was accomplished by a tax-free exchange of 972,721, 383,669, 288,317 and
281,952 Class A, B, C and Y shares outstanding, respectively, of U.S.
Allocation on the Reorganization Date for 331,039, 133,335, 99,487 and 95,420
Class A, B, C and Y shares, respectively, of the Fund. The U.S. Allocation's net assets on that date, valued at $16,977,394, including net realized losses of $233,050 and net unrealized appreciation of investments of $628,397 were combined with those of the Fund. All shares were exchanged at net asset value.
The Fund's Statement of Operations, Statement of Changes in Net Assets and
Financial Highlights do not include the operations of U.S. Allocation prior to the Reorganization Date.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an Investment Advisory and Administration Contract
("Advisory Contract"), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the
Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

Effective December 12, 2003, UBS Global AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets as follows: $0 to $250 million - 0.50%; in excess of $250 million up to $500 million - 0.45%; in excess of $500 million up to $2 billion - 0.40%; and over
$2 billion - 0.35%. Accordingly, for the period December 12, 2003 through
August 31, 2004, UBS Global AM waived $348,072 in investment advisory and administration fees. At August 31, 2004, the Fund owed UBS Global AM $948,960 in investment advisory and administration fees. At August 31, 2004, UBS Global
AM owed the Fund $33,267 for fee waivers under the above agreement.

For the year ended August 31, 2004, the Fund paid $43,775 in brokerage commissions to UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Fund.

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

SERVICE AND DISTRIBUTION PLANS

UBS Global AM is the principal underwriter of the Fund's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays UBS Global AM monthly service fees at an annual rate of
0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2004, the Fund owed UBS
Global AM $634,778 in service and distribution fees.

UBS Global AM also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. UBS Global AM has informed the Fund that for the year ended
August 31, 2004, it earned $172,000, $1,049,835, and $35,241 in initial sales and deferred sales charges on Class A, Class B and Class C shares, respectively.

TRANSFER AGENCY AND RELATED SERVICES FEES

Prior to January 1, 2004, UBS Global AM provided transfer agency and related services to the Fund pursuant to a delegation of authority from PFPC, Inc.
("PFPC"), the Fund's transfer agent, and was compensated for these services by
PFPC, not the Fund. Effective January 1, 2004, such delegated services are performed by UBS Financial Services Inc., which is compensated for these services by PFPC (not the Fund).

For the year ended August 31, 2004, UBS Global AM and UBS Financial Services
Inc. received from PFPC, not the Fund, $952,533 of the total transfer agency and related services fees paid by the Fund to PFPC.

SECURITIES LENDING

The Fund may lend securities up to 331|M/3% of its total assets to qualified
broker-dealers or institutional investors. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.
UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund's securities

--------------------------------------------------------------------------------
                                                                           35

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

lending program. UBS Securities LLC is the Fund's lending agent. For the year ended August 31, 2004, UBS Securities LLC (or UBS Financial Services, Inc.
which provided such services prior to UBS Securities LLC) earned $27,299 in compensation as the Fund's lending agent. At August 31, 2004, the Fund owed UBS
Securities LLC $5,995 in compensation as the Fund's lending agent.

At August 31, 2004, the Fund had securities on loan having a market value of
$195,580,750. The custodian for the Fund held cash and cash equivalents as collateral for securities loan of $168,228,896. In addition, the Fund held U.S.
Government and agency securities having an aggregate value of $33,134,168 as collateral for portfolio securities loaned as follows:

 PRINCIPAL
  AMOUNT                                   MATURITY    INTEREST
   (000)                                     DATES       RATES          VALUE
--------------------------------------------------------------------------------

$  2,000     Federal National Mortgage
              Association                 01/02/14       5.125%      $ 2,040,625
--------------------------------------------------------------------------------
   8,000     U.S. Treasury Bonds          08/15/23       6.250         9,292,816
--------------------------------------------------------------------------------
   7,500     U.S. Treasury Bonds          05/15/30       6.250         8,843,558
--------------------------------------------------------------------------------
  10,400     U.S. Treasury Bonds          02/15/31       5.375        11,072,755
--------------------------------------------------------------------------------
   1,900     U.S. Treasury Notes          02/15/09       3.000         1,884,414
--------------------------------------------------------------------------------
                                                                     $33,134,168
================================================================================

BANK LINE OF CREDIT

The Fund could borrow until November 20, 2003 up to $10 million under a short-term unsecured line of credit with the Fund's custodian ("Line of
Credit"). The Fund participated until September 10, 2003 with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility ("Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. Under the
Facility arrangement, the Fund had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest would have been charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period September 1, 2003 through
November 20, 2003, the Fund had an average daily amount of borrowing outstanding under the Line of Credit of $1,915,538 for 39 days with a related weighted average annualized interest rate of 1.534%. For the period September
1, 2003 through September 10, 2003, the Fund did not borrow under the Facility.
For the period September 1, 2003 through September 10, 2003, the Fund paid commitment fees of $4,651 to UBS AG, Stamford Branch.

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

Effective November 21, 2003, the Fund participates with other funds managed or advised by UBS Global AM in a $100 million committed credit facility with State
Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed
Credit Facility arrangement, the Fund had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit
Facility. Interest would be charged to the Fund at the federal funds rate in effect at the time of borrowings, plus 0.50%. For the period November 21, 2003 through August 31, 2004, the Fund had an average daily amount of borrowing outstanding under the Committed Credit Facility of $1,809,105 for 19 days with a related weighted average annualized interest rate of 1.525%.

PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2004, aggregate purchases and sales of portfolio securities, excluding short-term securities and U.S. Government securities, were $1,257,859,958 and $2,091,652,822, respectively.

For the year ended August 31, 2004, aggregate purchases and sales of U.S.
Government securities, excluding short-term securities were $665,611,441 and
$457,158,172, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended August
31, 2004 and August 31, 2003 were as follows:

DISTRIBUTIONS PAID FROM:                              2004              2003
-------------------------------------------------------------------------------
Ordinary income                                     $7,652,372       $3,229,119
================================================================================

At August 31, 2004 the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income                                       $13,148,795
-------------------------------------------------------------------------------
Accumulated realized capital and other losses                      (266,417,137)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments                          (17,147,092)
-------------------------------------------------------------------------------
Total accumulated deficit                                         $(270,415,434)
===============================================================================

-------------------------------------------------------------------------------
                                                                          37

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

The differences between book-basis and tax-basis unrealized
appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

At August 31, 2004, the Fund had a net capital loss carryforward of
$266,417,137. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized gains, and will expire
August 31, 2011. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. In addition, the Fund utilized $59,667,368 of the capital loss carryforward to offset current year realized gains.

For federal income tax purposes, the tax cost of investments and the components of net unrealized depreciation of investments at August 31, 2004 were as follows:

Tax cost of investments                                                  $1,480,215,799
---------------------------------------------------------------------------------------
Gross appreciation (investments having an excess of value over cost)         69,461,365
---------------------------------------------------------------------------------------
Gross depreciation (investments having an excess of cost over value)        (86,608,456)
---------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                 $(17,147,091)
=======================================================================================

To reflect reclassifications arising from permanent "book/tax" differences for the year ending August 31, 2004, undistributed net investment income was increased by $778,594, accumulated net realized losses from investment transactions were increased by $779,690 and beneficial interest was increased by $1,096. These differences are primarily due to return of capital adjustments from real estate investment trusts and paydown reclasses.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
                                                                           39

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                             CLASS A                                CLASS B
                              -----------------------------------------------------------------------
YEAR ENDED
AUGUST 31, 2004:                    SHARES              AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------

Shares sold                         1,118,407     $  27,900,437             291,139        $6,986,676
-----------------------------------------------------------------------------------------------------
Shares repurchased                (12,566,094)     (316,262,158)         (5,853,194)     (142,922,439)
-----------------------------------------------------------------------------------------------------
Shares converted from
  Class B to Class A                4,048,078       101,721,753          (4,166,982)     (101,721,753)
-----------------------------------------------------------------------------------------------------
Dividends reinvested                  219,412         5,344,877                   -                 -
-----------------------------------------------------------------------------------------------------
Shares issued in connection
  with fund merger                    331,039         8,585,434             133,335         3,359,333
-----------------------------------------------------------------------------------------------------
Net decrease                       (6,849,158)    $(172,709,657)         (9,595,702)    $(234,298,183)
-----------------------------------------------------------------------------------------------------
YEAR ENDED
AUGUST 31, 2003:
-----------------------------------------------------------------------------------------------------
Shares sold                         2,923,683     $  60,047,888           1,027,115       $20,535,629
-----------------------------------------------------------------------------------------------------
Shares repurchased                (10,819,151)     (222,152,589)         (7,393,573)     (145,542,656)
-----------------------------------------------------------------------------------------------------
Shares converted from
  Class B to Class A                2,816,185        58,999,083          (2,898,159)      (58,999,083)
-----------------------------------------------------------------------------------------------------
Dividends reinvested                  112,993         2,309,586                   -                 -
-----------------------------------------------------------------------------------------------------
Net decrease                       (4,966,290)    $(100,796,032)         (9,264,617)    $(184,006,110)
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

              CLASS C                              CLASS Y
--------------------------------------------------------------------
     SHARES             AMOUNT             SHARES            AMOUNT
--------------------------------------------------------------------

      390,847        $9,385,318             263,841       $6,758,382
--------------------------------------------------------------------
   (7,668,345)     (188,460,551)         (1,588,618)     (40,460,144)
--------------------------------------------------------------------
            -                 -                   -                -
--------------------------------------------------------------------
       16,792           401,491              63,538        1,566,219
--------------------------------------------------------------------
       99,487         2,523,302              95,420        2,509,325
--------------------------------------------------------------------
   (7,161,219)    $(176,150,440)         (1,165,819)    $(29,626,218)
====================================================================
    1,244,604       $24,959,149             681,553      $13,842,221
--------------------------------------------------------------------
   (7,250,183)     (144,486,902)         (1,936,431)     (40,033,305)
--------------------------------------------------------------------
            -                 -                   -                -
--------------------------------------------------------------------
            -                 -              40,494          837,414
--------------------------------------------------------------------
   (6,005,579)    $(119,527,753)         (1,214,384)    $(25,353,670)
====================================================================

--------------------------------------------------------------------------------
                                                                           41

UBS U.S. ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                           Class A
                                          ---------------------------------------------------------------------------
                                                               For the Years Ended August 31,
                                          ---------------------------------------------------------------------------
                                                  2004           2003            2002            2001          2000
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF YEAR                                       $ 23.00        $ 20.80        $  25.78          $35.59        $31.79
---------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                       0.30@          0.18@           0.13@           0.32@         0.60@
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) from investment activities              2.72           2.10           (4.94)          (6.45)         3.92
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from
  operations                                       3.02           2.28           (4.81)          (6.13)         4.52
---------------------------------------------------------------------------------------------------------------------
Dividends from net investment income              (0.21)         (0.08)         (0.03)           (0.77)        (0.02)
---------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains
  from investment activities                          -              -          (0.14)           (2.91)        (0.70)
---------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                    (0.21)         (0.08)         (0.17)           (3.68)        (0.72)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $25.81         $23.00          $20.80          $25.78        $35.59
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                        13.19%         10.99%        (18.79)%         (18.89)%       14.37%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                $552,195       $649,582        $690,546        $958,783      $866,956
---------------------------------------------------------------------------------------------------------------------
Expenses to average net assets, net of
  fee waivers by advisor(2)                        0.93%          0.98%           0.89%           0.84%         0.84%
---------------------------------------------------------------------------------------------------------------------
Expenses to average net assets, before
  fee waivers by advisor(2)                        0.95%          0.98%           0.89%           0.85%         0.84%
---------------------------------------------------------------------------------------------------------------------
Net investment income (loss) to
  average net assets, net of fee
  waivers by advisor(2)                            1.18%          0.84%           0.54%           1.08%         1.77%
---------------------------------------------------------------------------------------------------------------------
Net investment income (loss) to
  average net assets, before fee
  waivers by advisor(2)                            1.16%          0.84%           0.54%           1.07%         1.77%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  128%             2%              5%             38%          122%
=====================================================================================================================

@    Calculated using the average month end shares outstanding for the year.

(1)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)  During the years ended August 31, 2003 and August 31, 2002, UBS Global AM did not waive any advisory and administration fees. During the year ended
     August 31, 2000, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver were the same since the fee waiver represents less than 0.005%.

--------------------------------------------------------------------------------

                                   Class B
------------------------------------------------------------------------------
                        For the Years Ended August 31,
------------------------------------------------------------------------------
       2004           2003           2002           2001            2000
------------------------------------------------------------------------------

      $22.29         $20.23        $25.24          $34.92          $31.41
------------------------------------------------------------------------------
       0.09@           0.02@        (0.05)@          0.11@           0.33@
------------------------------------------------------------------------------
        2.66           2.04         (4.82)          (6.36)           3.88
------------------------------------------------------------------------------
        2.75           2.06         (4.87)          (6.25)           4.21
------------------------------------------------------------------------------
           -              -             -           (0.52)              -
------------------------------------------------------------------------------
           -              -         (0.14)          (2.91)          (0.70)
------------------------------------------------------------------------------
           -              -         (0.14)          (3.43)          (0.70)
------------------------------------------------------------------------------
      $25.04         $22.29        $20.23          $25.24          $34.92
------------------------------------------------------------------------------
       12.34%         10.18%       (19.41)%        (19.54)%         13.54%
------------------------------------------------------------------------------
    $277,891       $461,273      $606,133        $935,056      $1,091,107
------------------------------------------------------------------------------
        1.70%          1.74%         1.65%           1.60%           1.60%
------------------------------------------------------------------------------
        1.72%          1.74%         1.65%           1.61%           1.60%
------------------------------------------------------------------------------
        0.36%          0.08%        (0.22)%          0.38%           1.00%
------------------------------------------------------------------------------
        0.34%          0.08%        (0.22)%          0.37%           1.00%
------------------------------------------------------------------------------
         128%             2%            5%             38%            122%
==============================================================================

--------------------------------------------------------------------------------
                                                                           43

UBS U.S. ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                           Class C
                                           -----------------------------------------------------------------------
                                                               For the Years Ended August 31,
                                           -----------------------------------------------------------------------
                                              2004           2003            2002            2001          2000
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR          $ 22.46        $ 20.38        $  25.42        $  35.14       $ 31.60
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                   0.10@          0.02@          (0.05)@          0.11@         0.34@
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) from investment activities          2.67           2.06           (4.85)          (6.40)         3.90
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from
  operations                                   2.77           2.08           (4.90)          (6.29)         4.24
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income          (0.02)             -               -           (0.52)            -
------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains
  from investment activities                      -              -           (0.14)          (2.91)        (0.70)
------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                (0.02)             -           (0.14)          (3.43)        (0.70)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                 $25.21         $22.46          $20.38          $25.42        $35.14
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                    12.35%         10.21%         (19.39)%        (19.53)%       13.55%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's)            $333,765       $458,117        $538,109        $790,704      $868,545
------------------------------------------------------------------------------------------------------------------
Expenses to average net assets, net of
  fee waivers by advisor(2)                    1.67%          1.72%           1.63%           1.60%         1.60%
------------------------------------------------------------------------------------------------------------------
Expenses to average net assets, before
  fee waivers by advisor(2)                    1.69%          1.72%           1.63%           1.61%         1.60%
------------------------------------------------------------------------------------------------------------------
Net investment income (loss) to
  average net assets, net of fee
  waivers by advisor(2)                        0.42%          0.10%          (0.20)%          0.38%         1.01%
------------------------------------------------------------------------------------------------------------------
Net investment income (loss) to
  average net assets, before fee
  waivers by advisor(2)                        0.40%          0.10%          (0.20)%          0.37%         1.01%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover                              128%             2%              5%             38%          122%
------------------------------------------------------------------------------------------------------------------

@  Calculated using the average monthly shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) During the years ended August 31, 2003 and August 31, 2002, UBS Global AM did not waive any advisory and administration fees. During the year ended
    August 31, 2000, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver were the same since the fee waiver represents less than 0.005%.

--------------------------------------------------------------------------------

                                  Class Y
--------------------------------------------------------------------------------
                      For the Years Ended August 31,
--------------------------------------------------------------------------------
      2004           2003            2002            2001          2000
--------------------------------------------------------------------------------
     $23.33         $21.07          $26.05          $35.92        $31.99
--------------------------------------------------------------------------------
       0.39@          0.25@           0.21@           0.41@         0.71@
--------------------------------------------------------------------------------

       2.76           2.13           (5.00)          (6.50)         3.95
--------------------------------------------------------------------------------
       3.15           2.38           (4.79)          (6.09)         4.66
--------------------------------------------------------------------------------
      (0.29)         (0.12)          (0.05)          (0.87)        (0.03)
--------------------------------------------------------------------------------

          -              -           (0.14)          (2.91)        (0.70)
--------------------------------------------------------------------------------
      (0.29)         (0.12)          (0.19)          (3.78)        (0.73)
--------------------------------------------------------------------------------
     $26.19         $23.33          $21.07          $26.05        $35.92
--------------------------------------------------------------------------------
      13.58%         11.39%         (18.54)%        (18.63)%       14.72%
--------------------------------------------------------------------------------

   $123,727       $137,401        $149,653        $211,520      $199,095
--------------------------------------------------------------------------------
       0.58%          0.63%           0.58%           0.56%         0.56%
--------------------------------------------------------------------------------
       0.60%          0.63%           0.58%           0.57%         0.56%
--------------------------------------------------------------------------------
       1.53%          1.19%           0.85%           1.36%         2.09%
--------------------------------------------------------------------------------

       1.51%          1.19%           0.85%           1.35%         2.09%
--------------------------------------------------------------------------------
        128%             2%              5%             38%          122%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           45

UBS U.S. ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of
UBS U.S. Allocation Fund

We have audited the accompanying statement of assets and liabilities of UBS
U.S. Allocation Fund (the sole Fund comprising UBS Investment Trust) (the
"Fund"), including the portfolio of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We have conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of
August 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS
U.S. Allocation Fund at August 31, 2004 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated
periods, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernest & Young LLP

New York, New York
October 15, 2004

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

TAX INFORMATION (UNAUDITED)
We are required by Subchapter M of the Internal Revenue Code of 1986, as
amended, to advise you within 60 days of the Fund's fiscal year end (August 31,
2004) as to the federal tax status of distributions received by shareholders during such fiscal year. The percentage of dividends paid that qualify for the
70% dividends received deduction for corporate shareholders is 100%.

For the fiscal year ended August 31, 2004, certain dividends paid by UBS
Tactical Allocation Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of
the distributions paid during the fiscal year, $7,652,372 represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and
403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2004. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2005. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

GENERAL INFORMATION (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Fund's proxy voting policies, procedures and voting records, without charge, upon request by contacting the Fund directly at
1-800-647-1568, online on the Fund's website www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's website (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the
Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the
operation of the SEC's Public Reference Room may be obtained by calling
1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request calling 1-800-647-1568.

--------------------------------------------------------------------------------
                                                                           47

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & Officers

The Trust is governed by a Board of Trustees which oversees the Fund's operations. Each Trustee serves an indefinite term of office. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the
Trustee or for which a person served as an Officer, and other directorships held by the Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request by calling
1-800-647 1568.

INTERESTED TRUSTEE

                                                Term of
                                              Office+ and
                              Position(s)      Length of
      Name, Address,           Held with          Time                 Principal Occupation(s)
          and Age                Trust           Served                  During Past 5 Years
--------------------------   -------------   -------------   -------------------------------------------

Margo N. Alexander*++;          Trustee        Since 1995    Mrs. Alexander is retired. She was an
57                                                           executive vice president of UBS Financial
c/o UBS Global Asset                                         Services Inc. (from March 1984 to
Management                                                   December 2002). She was chief executive
57 West 52nd Street                                          officer (from January 1995 to
New York, NY 10019                                           October 2000), a director (from
                                                             January 1995 to September 2001) and
                                                             chairman (from March 1999 to
                                                             September 2001) of UBS Global AM
                                                             (formerly known as Mitchell Hutchins Asset
                                                             Management Inc.).

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

                      Number of
             Portfolios in Fund Complex               Other Directorships
                 Overseen by Trustee                    Held by Trustee
---------------------------------------------------- --------------------

Mrs. Alexander is a director or trustee of 16                None
investment companies (consisting of 33 portfolios)
for which UBS Global AM or one of its affiliates
serves as investment advisor, sub-advisor or
manager.

--------------------------------------------------------------------------------
                                                                           49

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

INDEPENDENT TRUSTEES

                                                 Term of
                                               Office+ and
                               Position(s)      Length of
      Name, Address,            Held with          Time                   Principal Occupation(s)
          and Age                 Trust           Served                    During Past 5 Years
--------------------------   --------------   -------------   ----------------------------------------------

Richard Q. Armstrong; 69     Trustee and      Since 2004      Mr. Armstrong is chairman and principal of
c/o Willkie, Farr &          Interim                          R.Q.A. Enterprises (management consulting
Gallagher LLP                Chairman of                      firm) (since April 1991 and principal
787 Seventh Avenue           the Board of                     occupation since March 1995).
New York, NY 10019-6099      Trustees

David J. Beaubien; 70        Trustee          Since 1995      Mr. Beaubien is retired (since 2003). He was
84 Doane Road                                                 chairman of Yankee Environmental
Ware, MA 01082                                                Systems, Inc., a manufacturer of
                                                              meteorological measuring systems (since
                                                              1991).

Richard R. Burt; 57          Trustee          Since 1995      Mr. Burt is chairman of Diligence LLC
1275 Pennsylvania Ave.,                                       (international information and security firm)
N.W. Washington, D.C.                                         and IEP Advisors (international investments
20004                                                         and consulting firm).

Meyer Feldberg; 62           Trustee          Since 1997      Professor Feldberg is Dean Emeritus and
Columbia Business School                                      Sanford Bernstein Professor of Leadership
33 West 60th Street                                           and Ethics at Columbia Business School.
7th Floor                                                     Prior to July 2004, he was Dean and
New York, NY 10023-7905                                       Professor of Management of the Graduate
                                                              School of Business at Columbia University
                                                              (since 1989).

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

                      Number of
             Portfolios in Fund Complex                                     Other Directorships
                 Overseen by Trustee                                          Held by Trustee
---------------------------------------------------- ----------------------------------------------------------------

Mr. Armstrong is a director or trustee of 16                                       None
investment companies (consisting of 33 portfolios)
for which UBS Global AM or one of its affiliates
serves as investment advisor, sub-advisor or
manager.

Mr. Beaubien is a director or trustee of 16          Mr. Beaubien is also a director of IEC Electronics, Inc., a
investment companies (consisting of 33 portfolios)   manufacturer of electronic assemblies.
for which UBS Global AM or one of its affiliates
serves as investment advisor, sub-advisor or
manager.

Mr. Burt is a director or trustee of 16 investment   Mr. Burt is also a director of Hollinger International, Inc.
companies (consisting of 33 portfolios) for which    (publishing), HCL Technologies, Ltd. (software and
UBS Global AM or one of its affiliates serves as     information technologies), The Central European Fund, Inc.,
investment advisor, sub-advisor or manager.          The Germany Fund, Inc., IGT, Inc. (provides technology to
                                                     gaming and wagering industry) and chairman of Weirton
                                                     Steel Corp. (makes and finishes steel products). He is also a director or trustee of funds in the Scudder Mutual Funds
                                                     Family (consisting of 47 portfolios).

Professor Feldberg is a director or trustee of 30    Professor Feldberg is also a director of Primedia Inc.
investment companies (consisting of 47 portfolios)   (publishing), Federated Department Stores, Inc. (operator of
for which UBS Global AM or one of its affiliates     department stores), Revlon, Inc. (cosmetics), Select Medical
serves as investment advisor, sub-advisor or         Inc. (healthcare services) and SAPPI, Ltd. (producer of paper).
manager.

--------------------------------------------------------------------------------
                                                                           51

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

INDEPENDENT TRUSTEES (CONCLUDED)

                                                   Term of
                                                 Office+ and
                                 Position(s)      Length of
        Name, Address,            Held with          Time                 Principal Occupation(s)
           and Age                  Trust           Served                  During Past 5 Years
-----------------------------   -------------   -------------   ------------------------------------------

Carl W. Schafer; 68             Trustee         Since 2001      Mr. Schafer is president of the Atlantic
66 Witherspoon Street #1100                                     Foundation (charitable foundation) (since
Princeton, NJ 08542                                             1990).

William D. White; 70            Trustee         Since 1995      Mr. White is retired (since 1994).
P.O. Box 199
Upper Black Eddy, PA 18972

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

                       Number of
               Portfolios in Fund Complex                                      Other Directorships
                  Overseen by Trustee                                            Held by Trustee
------------------------------------------------------- -----------------------------------------------------------------

Mr. Schafer is a director or trustee of 16 investment   Mr. Schafer is also a director of Labor Ready, Inc. (temporary
companies (consisting of 33 portfolios) for which       employment), Guardian Life Insurance Company Mutual
UBS Global AM or one of its affiliates serves as        Funds (consisting of 25 portfolios), the Harding, Loevner
investment advisor, sub-advisor or manager.             Funds (consisting of three portfolios), E.I.I. Realty Securities
                                                        Trust (investment company) and Frontier Oil Corporation.

Mr. White is a director or trustee of 16 investment                                   None
companies (consisting of 33 portfolios) for which
UBS Global AM or one of its affiliates serves as
investment advisor, sub-advisor or manager.

--------------------------------------------------------------------------------
                                                                           53

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS

                                                  Term of                     Principal Occupation(s)
                                                Office+ and                    During Past 5 Years;
                            Position(s)          Length of                    Number of Portfolios in
    Name, Address,           Held with             Time                    Fund Complex for which person
        and Age                Trust              Served                         serves as Officer
----------------------   ----------------   ------------------   ------------------------------------------------

W. Douglas Beck*; 37     Vice President     Since 2003           Mr. Beck is an executive director and head
                                                                 of mutual fund product management of
                                                                 UBS Global AM (since 2002). From
                                                                 March 1998 to November 2002, he held
                                                                 various positions at Merrill Lynch, the most
                                                                 recent being first vice president and
                                                                 co-manager of the managed solutions
                                                                 group. Mr. Beck is vice president of 19
                                                                 investment companies (consisting of 74
                                                                 portfolios) for which UBS Global AM or one
                                                                 of its affiliates serves as investment advisor,
                                                                 sub-advisor or manager.

Thomas Disbrow*; 38      Vice President     Since 2000           Mr. Disbrow is a director and co-head of the
                         and Treasurer      (Vice President)     mutual fund finance department of UBS
                                            Since 2004           Global AM. Prior to November 1999, he
                                            (Treasurer)          was a vice president of Zweig/Glaser
                                                                 Advisers. Mr. Disbrow is a vice president
                                                                 and treasurer of 16 investment companies
                                                                 (consisting of 33 portfolios) and assistant
                                                                 treasurer of four investment companies
                                                                 (consisting of 42 portfolios) for which UBS
                                                                 Global AM or one of its affiliates serves as
                                                                 investment advisor, sub-advisor or manager.

Mark F. Kemper**; 46     Vice President     Since 2004           Mr. Kemper is general counsel of UBS
                         and Secretary                           Global Asset Management-Americas
                                                                 region (since July 2004). Mr. Kemper also is
                                                                 an executive director of UBS Global Asset
                                                                 Management (Americas) Inc. ("UBS Global
                                                                 AM (Americas")) and was its deputy general
                                                                 counsel from July 2001 to July 2004. He has
                                                                 been secretary of UBS Global AM
                                                                 (Americas) since 1999 and assistant
                                                                 secretary of UBS Global AM (Americas) and
                                                                 UBS Global Asset Management Trust
                                                                 Company since 1993. Mr. Kemper is vice
                                                                 president and secretary of 16 investment
                                                                 companies (consisting of 33 portfolios) and
                                                                 assistant secretary of four investment
                                                                 companies (consisting of 42 portfolios) for
                                                                 which UBS Global AM (Americas) or one of
                                                                 its affiliates serves as investment advisor,
                                                                 sub-advisor or manager.

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                   Term of                   Principal Occupation(s)
                                                 Office+ and                  During Past 5 Years;
                               Position(s)        Length of                  Number of Portfolios in
      Name, Address,            Held with           Time                  Fund Complex for which person
         and Age                  Trust            Served                       serves as Officer
-------------------------   ----------------   --------------   ------------------------------------------------

Joanne M. Kilkeary*; 36     Vice President     Since 2004       Ms. Kilkeary is an associate director and a
                            and Assistant                       senior manager of the mutual fund finance
                            Treasurer                           department of UBS Global AM. Ms. Kilkeary
                                                                is a vice president and assistant treasurer of
                                                                16 investment companies (consisting of 33
                                                                portfolios) for which UBS Global AM or one
                                                                of its affiliates serves as investment advisor,
                                                                sub-advisor or manager.

Joseph T. Malone*; 36       Vice President     Since 2004       Mr. Malone is a director and co-head of the
                            and Assistant                       mutual fund finance department of UBS
                            Treasurer                           Global AM. From August 2000 through
                                                                June 2001, he was the controller at AEA
                                                                Investors Inc. From March 1998 to August
                                                                2000, Mr. Malone was a manager within
                                                                investment management services of
                                                                PricewaterhouseCoopers LLC. Mr. Malone
                                                                is vice president and assistant treasurer of
                                                                16 investment companies (consisting of 33
                                                                portfolios) and treasurer and principal
                                                                accounting officer of four investment
                                                                companies (consisting of 42 portfolios) for
                                                                which UBS Global AM or one of its affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.

Brian D. Singer**, 44       Vice President     Since 2004       Mr. Singer is chief investment officer-
                                                                Americas at UBS Global AM (since 2003).
                                                                Prior to 2003, he was global head of asset
                                                                allocation and risk management at UBS
                                                                Global AM. Mr. Singer is a vice president of
                                                                two investment companies (consisting of
                                                                two portfolios) for which UBS Global AM or
                                                                one of its affiliates serves as investment
                                                                advisor, sub-advisor or manager.

--------------------------------------------------------------------------------
                                                                           55

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONCLUDED)

                                                 Term of                  Principal Occupation(s)
                                               Office+ and                 During Past 5 Years;
                             Position(s)        Length of                 Number of Portfolios in
     Name, Address,           Held with           Time                 Fund Complex for which person
        and Age                 Trust            Served                      serves as Officer
-----------------------   ----------------   --------------   ----------------------------------------------

Joseph A. Varnas*; 36     President          Since 2003       Mr. Varnas is a managing director (since
                                                              March 2003), global head of information
                                                              technology and operations (since March
                                                              2004) and head of product
                                                              management-Americas (since November
                                                              2002) of UBS Global AM. He was head of
                                                              technology of UBS Global AM from
                                                              November 2002 to March 2004. From 2000
                                                              to 2001, he was manager of product
                                                              development in Investment Consulting
                                                              Services at UBS Financial Services Inc. Mr.
                                                              Varnas was a senior analyst in the Global
                                                              Securities Research and Economics Group
                                                              at Merrill Lynch from 1995 to 1999. Mr.
                                                              Varnas is president of 20 investment
                                                              companies (consisting of 75 portfolios) for
                                                              which UBS Global AM or one of its affiliates
                                                              serves as investment advisor, sub-advisor or
                                                              manager.

Keith A. Weller*; 42      Vice President     Since 1996       Mr. Weller is a director and senior associate
                          and Assistant                       general counsel of UBS Global AM. Mr.
                          Secretary                           Weller is a vice president and assistant
                                                              secretary of 16 investment companies
                                                              (consisting of 33 portfolios) for which UBS
                                                              Global AM or one of its affiliates serves as
                                                              investment advisor, sub-advisor or manager.

*    This person's business address is 51 West 52nd Street, New York, New York
     10019-6114.

**   This person's business address is One North Wacker Drive, Chicago, Illinois
     60606.

+    Each Trustee holds office for an indefinite term. Each Trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the Trustees and serve at the pleasure of the Board.

++   Mrs. Alexander is an "interested person" of the Trust as defined in the
     Investment Company Act by virtue of her former positions with UBS Global AM and/or any of its affiliates.

--------------------------------------------------------------------------------

TRUSTEES

Richard Q. Armstrong                Meyer Feldberg
Interim Chairman
                                    Carl W. Schafer
Margo N. Alexander
                                    William D. White
David J. Beaubien

Richard R. Burt

PRINCIPAL OFFICERS

Joseph A. Varnas                  Thomas Disbrow
President                         Vice President and Treasurer

Mark F. Kemper                    W. Douglas Beck
Vice President and Secretary      Vice President

INVESTMENT ADVISOR,
ADMINISTRATOR AND  PRINCIPAL UNDERWRITER

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the
Fund unless accompanied or preceded by an effective prospectus.

(c) 2004 UBS Global Asset Management (US) Inc. All rights reserved.

[UBS LOGO]                                                        --------------
UBS Global Asset Management (US) Inc.                                Presorted
51 West 52nd Street                                                  Standard
New York, NY 10019-6114                                             US Postage
                                                                       PAID
                                                                   Smithtown, NY
                                                                    Permit 700
                                                                  --------------

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule
17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees:
         -----------
     For the fiscal years ended August 31, 2004 and August 31, 2003, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $70,100 and $73,200, respectively.

     Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

     (b) Audit-Related Fees:
         -------------------

     In each of the fiscal years ended August 31, 2004 and August 31, 2003, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $1,193 and $4,425, respectively, which includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

     Fees included in the audit-related category are those associated with (1)
     the reading and providing of comments on the 2003 semiannual financial statements, (2) review of portions of the registrant's semiannual 2003 Form
     N-SAR filing, and (3) review of the consolidated 2003 and 2002 report on
     UBS Funds' profitability of UBS Global Asset Management (US) Inc. ("UBS
     Global AM") to assist the board members in their annual
     advisory/administration contract and service/distribution plan reviews.

     There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (c) Tax Fees:
         ---------

     In each of the fiscal years ended August 31, 2004 and August 31, 2003, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately

     $20,100 and $7,500, respectively, which includes amounts related to tax services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

     Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

     There were no tax fees required to be approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated
     above.

     (d) All Other Fees:
         ---------------

     In each of the fiscal years ended August 31, 2004 and August 31, 2003, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

     Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

     There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (e) (1) Audit Committee Pre-Approval Policies and Procedures:
             -----------------------------------------------------

     The registrant's Audit Committee ("audit committee") has adopted an "Audit
     Committee Charter (Amended and Restated as of May 12, 2004)" (the
     "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

          The [audit ]Committee shall:

          ...

          2.   Pre-approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit
               services to be provided by the Fund's independent auditors to UBS
               Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the
               Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM]
               or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the
               Chairperson of the Committee and two other members of the
               Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall

               report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this
               Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS
               Global [AM] or the Fund's officers).

               ---------------

                  1 The Committee will not approve non-audit services that the
                    Committee believes may taint the independence of the
                    auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the
                    Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit
                    services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and
                    implementation; (iii) appraisal or valuation services,
                    fairness opinions or contribution-in-kind reports; (iv)
                    actuarial services; (v) internal audit outsourcing services;
                    (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking
                    services; (viii) legal services and expert services
                    unrelated to the audit; and (ix) any other service the
                    Public Company Accounting Oversight Board determines, by
                    regulation, is impermissible.

                    Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate
                    amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers
                    controlling, controlled by or under common control with UBS
                    Global [AM] that provide ongoing services to the Fund
                    ("Covered Service Providers") constitutes not more than 5%
                    of the total amount of revenues paid to the independent
                    auditors (during the fiscal year in which the permissible
                    non-audit services are provided) by (a) the Fund, (b) its
                    investment adviser and (c) any entity controlling,
                    controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during
                    the fiscal year in which the services are provided that
                    would have to be approved by the Committee; (ii) the
                    permissible non-audit services were not recognized by the
                    Fund at the time of the engagement to be non-audit services;
                    and (iii) such services are promptly brought to the
                    attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     (e) (2)  Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

              Audit-Related Fees:
              -------------------

               There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended
               August 31, 2004 and August 31, 2003 on behalf of the registrant.

               There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2004 and August 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

               Tax Fees:
               ---------

               There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended
               August 31, 2004 and August 31, 2003 on behalf of the registrant.

               There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2004 and August 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

               All Other Fees:
               ---------------

               There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended
               August 31, 2004 and August 31, 2003 on behalf of the registrant.

               There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2004 and August 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

     (f)  According to E&Y, for the fiscal year ended August 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

     (g)  For the fiscal years ended August 31, 2004 and August 31, 2003, the aggregate fees billed by E&Y of $3,749,781 and $3,093,759, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                                     2004           2003
                                                     ----           ----
          Covered Services                          $21,293        $11,925
          Non-Covered Services                     3,728,488      3,081,834

     (h)  The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under

          common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
         MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
         COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating Committee. The Nominating
Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section
2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New
York, New York 10019-6114, and indicate on the envelope "Nominating Committee."
The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 10.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)  The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

     (a)  (1) Code of Ethics as required pursuant to Section 406 of the
          Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of
          Conduct") is attached hereto as Exhibit EX-99.CODE ETH.

     (a)  (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of
          2002 is attached hereto as Exhibit EX-99.CERT.

     (b)  Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:      /s/ Joseph A. Varnas
         ---------------------
         Joseph A. Varnas
         President

Date:    November 8, 2004
         ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Joseph A. Varnas
         ---------------------
         Joseph A. Varnas
         President

Date:    November 8, 2004
         ---------------------

By:      /s/ Thomas Disbrow
         ---------------------
         Thomas Disbrow
         Treasurer

Date:    November 8, 2004
         ---------------------